SEMIANNUAL
                                     REPORT
                                 April 30, 1999

                                 WARBURG PINCUS
                           MAJOR FOREIGN MARKETS FUND
                                        o
                                 WARBURG PINCUS
                            INTERNATIONAL EQUITY FUND
                                        o
                                 WARBURG PINCUS
                        INTERNATIONAL SMALL COMPANY FUND
                                        o
                                 WARBURG PINCUS
                              EMERGING MARKETS FUND
                                        o
                                 WARBURG PINCUS
                        GLOBAL POST-VENTURE CAPITAL FUND


More complete information about the funds, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-WARBURG(800-927-2874) or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

From time to time, the funds' investment adviser and co-administrator may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

The views of the funds' management are as of the date of the letters, and portfolio holdings described in this document are as of April 30, 1999; these views and portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Warburg Pincus Major Foreign Markets Fund
Semiannual Investment Adviser's Report -- April 30, 1999
--------------------------------------------------------------------------------

                                                                   June 15, 1999

Dear Shareholder:

   For the six months ended April 30, 1999, Warburg Pincus Major Foreign Markets Fund had a gain of 13.96%, vs. a gain of 15.26% for the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index.* The fund's one-year return through April 30, 1999 was 1.28%. Its since-inception (on March 31, 1997) average annual total return through April 30, 1999 was 12.95%.

   The reporting period was a positive one for developed non-U.S. stock markets. Asian-Pacific markets showed across-the-board strength, fueled by optimism that the region's nearly two-year-old financial and economic crisis might finally begin to ebb. Many European markets also saw strong gains in local-currency terms, though they gave back much of that performance in U.S. dollar terms, as the euro, the region's newly adopted single currency, weakened significantly against the dollar, as did most other European currencies.

   Set against this backdrop, the fund performed roughly in line with its benchmark. Factors that contributed positively to the fund's return included our decision, in December, to raise its weighting in Japan, as that market subsequently rallied strongly, buoyed by signs of economic improvement and a rash of corporate-restructuring announcements. The fund also benefited from good stock selection among its other Asian-Pacific holdings, and among a number of its European stocks as well. One factor that weighed on the fund's performance, though, was its relatively large stake in European cyclical, or economically sensitive, stocks early in the period, as many of these suffered sharp losses during that span on fears of slower regional growth.

   In terms of geographic allocations, the majority of the fund's exposure remained concentrated in Europe through the reporting period, since we continued to find an abundance of good investment opportunities there and believed the backdrop supporting those markets (moderate economic and corporate-profit growth, low interest rates and tame inflation) remained relatively favorable. We trimmed that exposure as the period progressed, though, in favor of the Asian-Pacific region, based on our identification of a number of attractively valued stocks (in, predominantly, Japan, Hong Kong and Singapore) and our belief that the region's risk-reward profile had shown sufficient signs of improvement to warrant a larger weighting. Heading into the period, the fund's Asian-Pacific weighting was approximately 13% of the portfolio; by period end that weighting stood at approximately 35%.

Warburg Pincus Major Foreign Markets Fund
Semiannual Investment Adviser's Report -- April 30, 1999 (cont'd)
--------------------------------------------------------------------------------

   Looking ahead, we remain positive on the prospects for developed foreign markets. Economic growth in Europe, while currently somewhat less than robust, is expected to accelerate in the latter part of the year and be relatively strong in the year 2000, with positive implications for corporate-profit growth. Asian-Pacific economies, meanwhile, continue to show signs of recovery, and investors' confidence in the region has improved markedly, reflected in the markets' recent strong gains. The improving outlook for both regions suggests a considerable amount of investment opportunity in the months ahead. Within that context, we will continue to strive to identify those companies with the best prospects for long-term share-price appreciation.


Harold W. Ehrlich              P. Nicholas Edwards          Richard H. King
Co-Portfolio Manager           Co-Portfolio Manager         Co-Portfolio Manager

   International investing entails special risk considerations, including currency fluctuations, economic and political risks, lower liquidity, and differences in accounting methods.





----------
* The Morgan Stanley Capital International Europe, Australasia and Far East
  (EAFE) Index is an unmanaged index (with no defined investment objective) of international equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley & Co. Incorporated.

Warburg Pincus International Equity Fund
Semiannual Investment Adviser's Report -- April 30, 1999
--------------------------------------------------------------------------------
                                                                   June 15, 1999
Dear Shareholder:

   For the six months ended April 30, 1999, Warburg Pincus International Equity Fund had a return of 10.10%, vs. a gain of 17.47% for the Morgan Stanley All Country World Excluding the U.S. Index.* The fund's one-year return through April 30, 1999 was -7.94%. Its five-year and since-inception (on May 2, 1989) average annual total returns through April 30, 1999 were 4.63% and 10.04%, respectively. Note: Effective December 24, 1998, Harold E. Sharon serves as a Co-Portfolio Manager of the Fund. Richard H. King (formerly Portfolio Manager),
P. Nicholas Edwards, Harold W. Ehrlich and Vincent J. McBride (formerly Associate Portfolio Managers) also serve as Co-Portfolio Managers.

Manager Commentary

   The period was almost uniformly positive for foreign stock markets, reflecting a worldwide easing of monetary policy in the wake of last summer's global financial-market turmoil. Emerging stock markets were particularly impressive, reflecting investor optimism that financial crises in Latin America and Asia were ebbing. Also showing strength was the Japanese stock market, aided by favorable investor reaction to a wave of corporate-restructuring news. Most European markets, meanwhile, had solid performance, buoyed by the launch of European Monetary Union (EMU) on January 1 and by a continued supportive interest-rate and inflation backdrop.

   Against this backdrop, the fund had a good return in absolute terms, though it lagged its benchmark for the six months. Positive contributors to the fund's performance included its increased weighting in Japan, which proved timely, given that market's significant advance. Weighing on the fund was the surprising weakness in European currencies, particularly the euro, which declined nearly 10% vs. the U.S. dollar during the period. European stocks represented the majority of the fund's assets through the six months, and the currency-translation loss (the fund's exposure was unhedged) reduced the local-currency share-price gains generated by the portfolio.

   We made a few noteworthy changes to the fund during the period in terms of its regional exposure. Most notably, we lowered our weighting in Europe, from roughly 70% of the fund at the start of the period to about a 55% weighting on April 30. This reflected both stock-specific decisions and top-down considerations (e.g., because we believe that while European interest rates have room to fall further, the region's rate environment will provide far less of a tailwind for stocks going forward). That said, we still see much to

Warburg Pincus International Equity Fund
Semiannual Investment Adviser's Report -- April 30, 1999 (cont'd)
--------------------------------------------------------------------------------

like about Europe, given the launch of EMU and the prospects for continued restructuring and merger & acquisition activity.

   Regional allocations we raised included, as noted, Japan. While the country's economy has remained in the doldrums, there are certainly grounds for optimism, given some recent pro-growth government policies and corporate Japan's apparent commitment to restructurings. Our specific focus here through the period was on technology, consumer-finance, telecommunications and banking companies.

   Elsewhere, we modestly raised our exposure to emerging markets late in the period, encouraged by an easing of fears regarding Brazil and by central banks' efforts to keep global growth in positive territory. In this context, we added several Asian stocks (mostly from South Korea), including financial companies focused on local markets as well as more globally oriented technology names. We had no exposure to Latin America at the end of the period, however, since we viewed valuations there as relatively expensive from a risk-vs.-reward perspective. That said, we continue to closely monitor the region for buying opportunities.


Richard H. King                            Harold W. Ehrlich
Co-Portfolio Manager                       Co-Portfolio Manager

P. Nicholas Edwards                        Vincent J. McBride
Co-Portfolio Manager                       Co-Portfolio Manager

Harold E. Sharon
Co-Portfolio Manager

   International investing entails special risk considerations, including currency fluctuations, economic and political risks, lower liquidity, and differences in accounting methods.



------------
* The Morgan Stanley All Country World Excluding the U.S. Index is a market-capitalization weighted index of companies listed on stock exchanges outside of the United States.

Warburg Pincus International Small Company Fund
Semiannual Investment Adviser's Report -- April 30, 1999
--------------------------------------------------------------------------------

                                                                   June 15, 1999

Dear Shareholder:

   For the six months ended April 30, 1999, Warburg Pincus International Small Company Fund had a return of 93.15%, vs. a gain of 16.15% for the Morgan Stanley EAFE Small Cap Index.* The fund's cumulative total return since its inception (on May 29, 1998) through April 30 was 66.30%.

   The period was a positive one for foreign stock markets, reflecting a worldwide easing of monetary policy late last year and investors' renewed willingness to embrace risk. This favorable sentiment toward foreign equities extended to small-capitalization stocks, though small caps were highly volatile and performance varied significantly with respect to both region and industry.

   Against this backdrop, the fund had strong performance, both in absolute terms and compared to its benchmark. The fund benefited from the relatively favorable backdrop for foreign small-cap stocks, and from robust performances from its electronics, software, telecommunications and media holdings in particular. Also helping the fund's return was our decision to increase its allocation to Japan. Japanese stocks surged during the period, buoyed by an unprecedented wave of restructuring news, with smaller-cap names showing particular strength. Another positive contributor to the fund's performance was its exposure to oil exploration & production stocks, which benefited from the rise in oil prices during the period. Finally, the fund's performance reflected a favorable environment for the new-issue market, which we participated in on a selective basis.

   We made a few noteworthy changes to the fund during the period in terms of its regional allocation. We reduced our weighting in Europe, reflecting profit-taking in specific issues as well our desire to take advantage of attractive buying opportunities we saw developing elsewhere, most specifically in Japan, though we also raised our weightings in Hong Kong, Singapore and South Korea. That said, European stocks accounted for the majority of the fund's assets through the period, reflecting our continued positive view of the backdrop for European small-cap stocks. These stand to benefit from several factors, not the least of which is the likelihood of a European Monetary Union-fueled pickup in merger & acquisition activity.

   Looking ahead, our outlook on the collective prospects for international small-cap stocks remains favorable. Foreign economies are home to numerous highly innovative companies, many of which have leadership status within their respective industries. Despite this, small-cap international stocks are relatively underfollowed, and they currently trade at significant

Warburg Pincus International Small Company Fund
Semiannual Investment Adviser's Report -- April 30, 1999 (cont'd)
--------------------------------------------------------------------------------

discounts to their large-cap counterparts by almost any measure of value. That said, we believe that a highly selective approach to the group will remain critical, and we will continue to strive to identify those stocks we believe have the best long-term appreciation potential.

Harold E. Sharon                           J.H. Cullum Clark
Portfolio Manager                          Associate Portfolio Manager

   International investing entails special risk considerations, including currency fluctuations, economic and political risks, lower liquidity, and differences in accounting methods.













---------------
* The Morgan Stanley EAFE Small Cap Index is composed of small-cap stocks of companies from developed markets outside of North America.

Warburg Pincus Emerging Markets Fund
Semiannual Investment Adviser's Report -- April 30, 1999
--------------------------------------------------------------------------------

                                                                   June 15, 1999

Dear Shareholder:

   For the six months ended April 30, 1999, Warburg Pincus Emerging Markets Fund had a gain of 18.21%, vs. a gain of 34.87% for the Morgan Stanley Capital International Emerging Markets Free Index.* The fund's one-year return through April 30, 1999 was -23.85%. Its since-inception (on December 30, 1994) average annual total return through April 30, 1999 was -3.98%.

   The period was a strong one for emerging markets, with the vast majority posting double-digit gains in U.S. dollar terms. Driving the markets were a general improvement in economic conditions, evident most visibly in the Asian-Pacific region, and an easing of the broad concerns that had been triggered by Russia's debt default and currency devaluation last August.

   Set against this backdrop, the fund had a strong showing in absolute terms for the period, but trailed its benchmark by a fairly wide margin. Much of that underperformance can be attributed to the fund's Latin American exposure. The fund entered the period with a fairly significant underweighting in the region. We trimmed that stake substantially further following Brazil's devaluation of its currency in mid-January, however, concerned about the devaluation's effects on regional economic growth and, on a company level, earnings prospects. While that decision was sound on fundamental grounds, it proved costly in terms of the fund's relative performance, as the region's stock markets subsequently staged a strong recovery in February and, especially, March, with investors discounting most if not all of the bad news and instead focusing on the prospects for a recovery. Though we did raise our exposure to the region late in the period on some better-than-expected economic data, especially concerning Brazil, the move proved too little, too late in terms of the fund's relative performance.

   We made several other noteworthy adjustments to the fund's regional and country allocations over the course of the period. The most significant of these was an increase in its Asian-Pacific exposure, reflecting our growing level of comfort with the region from a risk-reward perspective and our ability to find attractively valued stocks, particularly in specific markets such as South Korea and Taiwan. We also raised the fund's weighting in South Africa, for similar reasons. Markets to which we trimmed the fund's exposure included Israel and Poland, largely on profit-taking.

Warburg Pincus Emerging Markets Fund
Semiannual Investment Adviser's Report -- April 30, 1999 (cont'd)
--------------------------------------------------------------------------------


   Looking ahead, we see grounds for optimism regarding emerging markets. Investor sentiment toward the asset class appears to have taken a decided turn for the better, and with many investors still underweighted in the markets, the potential for a substantial inflow of liquidity into stocks would appear to be sizable. Simultaneously, valuations in most emerging markets remain very attractive relative to those in developed markets, providing additional incentive for those investors who might be inclined to buy. Added to the mix is generally encouraging news on the economic and earnings fronts. The Asian-Pacific region appears to have begun to turn the corner economically, after nearly two years of weakness. Many of the region's companies have also begun to take steps to restructure and improve efficiencies, auguring well for a longer-term, sustainable recovery. Latin America also shows signs that its problems may prove less severe than many, including ourselves, had originally feared. Prospects for other emerging markets vary, but in general appear to be improving relative to where they stood several months ago. We believe that the combination of better sentiment, attractive valuations and improving fundamentals argues strongly for emerging markets, and we remain positive in our outlook.

   That said, we would encourage investors to continue to approach the asset class with realistic expectations. While emerging markets have, we believe, very attractive long-term growth prospects, they will also undoubtedly continue to display very high short-term volatility, and investors should be comfortable with that fact before committing assets. For investors with a sufficiently high tolerance for risk, though, and a long-term investment horizon, we believe these markets may be worthy of consideration.


Richard H. King                            Vincent J. McBride
Co-Portfolio Manager                       Co-Portfolio Manager

   International investing entails special risk considerations, including currency fluctuations, economic and political risks, lower liquidity, and differences in accounting methods; these risks are generally heightened for emerging-market investments.





-----------------
* The Morgan Stanley Capital International Emerging Markets Free Index is a market-capitalization-weighted index of emerging-market countries determined by Morgan Stanley. The index includes only those countries open to non-local investors.

Warburg Pincus Global Post-Venture Capital Fund
Semiannual Investment Adviser's Report -- April 30, 1999
--------------------------------------------------------------------------------

                                                                   June 15, 1999

Dear Shareholder:

   For the six months ended April 30, 1999, Warburg Pincus Global Post-Venture Capital Fund had a return of 48.22%, vs. gains of 17.80% for the Lipper Global Funds Index,* 18.88% for the Morgan Stanley World Index** and 25.74% for the Russell 2000 Growth Index.*** The fund's one-year return through April 30, 1999 was 20.61%. Its since-inception (on September 30, 1996) average annual total return through April 30, 1999 was 20.56%. Note: Effective March 31, 1999, J.H. Cullum Clark joins Elizabeth B. Dater and Harold E. Sharon as Co-Portfolio Manager of the fund.

Manager Commentary

   The period was a positive one for global stock markets, reflecting a worldwide easing of monetary policy and increased optimism regarding global economic growth. Almost all major global indexes advanced, many impressively, with most of the best performances belonging to previously battered emerging markets.

   Against this backdrop, the fund had a solid gain, both in absolute terms and compared to relevant benchmarks. Driving the fund's performance were good showings from a number of its holdings, in particular its technology, communications, media and consumer-related stocks.

   We made few material changes to the fund during the period in terms of overall strategies, remaining focused on underfollowed companies that stand to benefit from the strong deregulation trend sweeping global economies. We did, however, continue to increase the fund's exposure to foreign companies (which accounted for roughly 60% of the fund's assets as of the end of the period). This reflected venture capital's continued expansion overseas, as well as a more-hospitable backdrop for foreign stocks during the period. We added a number of European names, as well as some Asia/Pacific stocks (e.g., from Singapore and Japan).

Warburg Pincus Global Post-Venture Capital Fund
Semiannual Investment Adviser's Report -- April 30, 1999 (cont'd)
--------------------------------------------------------------------------------


   Looking ahead, we are excited about venture capital's broadening global presence, and expect to see an ever-lengthening list of investment opportunities from which to choose (and not only within the high-technology areas traditionally favored by venture capitalists, who are targeting a range of other industries as well). As ever, our efforts will be devoted to identifying those stocks we believe have the brightest long-term prospects.


Elizabeth B. Dater             Harold E. Sharon             J.H. Cullum Clark
Co-Portfolio Manager           Co-Portfolio Manager         Co-Portfolio Manager

   International investing entails special risk considerations, including currency fluctuations, economic and political risks, lower liquidity, and differences in accounting methods. There are also special risk considerations associated with post-venture-capital investments. These are detailed in the fund's Prospectus, which should be read carefully before investing.





----------------
  * The Lipper Global Funds Index is an equal-weighted performance index, adjusted for capital-gains distributions and income dividends, of the largest qualifying funds within this investment objective, and is compiled by Lipper Inc.
 ** The Morgan Stanley World Index is a market-weighted average of the performance of securities listed on the stock exchanges of all developed countries.
*** The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. It includes reinvestment of dividends, and is compiled by Frank Russell Company.

Warburg Pincus Major Foreign Markets Fund
Statement of Net Assets--April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                Number of
                                                 Shares              Value
                                                ---------        -----------
COMMON STOCKS (99.7%)
Australia (2.4%)
 Australia & New Zealand
 Bank Group, Ltd.                                 71,300            $565,640
 Oil Search, Ltd.                                569,200             743,169
                                                                  ----------
                                                                   1,308,809
                                                                  ----------
Canada (2.6%)
 Research in Motion, Ltd.+                        46,600             564,777
 Rogers Communications, Inc.
 Class B+                                         43,500             815,451
                                                                  ----------
                                                                   1,380,228
                                                                  ----------
Denmark (2.2%)
 International Service System AS
 Class B                                           8,700             511,938
 Tele Danmark AS Class B                           6,300             650,768
                                                                  ----------
                                                                   1,162,706
                                                                  ----------
Finland (2.2%)
 Metra Oy Class B                                 47,300           1,178,472
                                                                  ----------
France (10.0%)
 Compagnie Generale des Eaux                      12,100             512,050
 Elf Aquitaine SA                                  8,030           1,248,820
 Groupe Air France+                               29,990             555,241
 PSA Peugeot Citroen                               3,480             578,024
 Rhone-Poulenc SA Class A                         14,300             680,794
 Societe Generale Paris                            3,600             645,183
 Suez Lyonnaise des Eaux SA                        4,500             766,488
 Usinor SA                                        25,900             401,151
                                                                  ----------
                                                                   5,387,751
                                                                  ----------
Germany (6.7%)
 BHF Bank AG                                      13,400             508,231
 Fresenius Medical Care AG                         8,930             483,714
 Mannesmann AG                                     4,336             568,365
 Medion AG+                                        1,800             365,629
 Siemens AG                                       15,800           1,165,083
 Telegate AG+                                        200               9,056
 Viag AG                                           1,017             513,761
                                                                  ----------
                                                                   3,613,839
                                                                  ----------
Hong Kong (1.0%)
 SmarTone Telecommunications
 Holdings, Ltd.                                  152,200             527,286
                                                                  ----------
Ireland (2.7%)
 Bank of Ireland                                  43,400             870,094
 Independent Newspapers PLC                      124,265             611,320
                                                                  ----------
                                                                   1,481,414
                                                                  ----------


                                                Number of
                                                 Shares              Value
                                                ---------        -----------
COMMON STOCKS (cont'd)
Italy (6.4%)
 Banca Nazionale del Lavoro
 SpA+                                            147,900          $  505,403
 Seat Pagine Gialle SpA                          532,200             438,611
 Telecom Italia SpA                              186,200           1,983,701
 Unione Immobiliare SpA+                         921,000             528,112
                                                                  ----------
                                                                   3,455,827
                                                                  ----------
Japan (27.8%)
 Advantest Corp.                                   5,300             405,399
 Fujitsu, Ltd.                                    31,000             531,118
 Hitachi, Ltd.                                    87,000             635,583
 Hoya Corp.                                       12,000             628,344
 Jac Co., Ltd.+                                    4,000             549,592
 Japan Telecom Co., Ltd.                             560             792,887
 Matsushita Electric Industrial Group             16,000           1,148,781
 Nichiei Co., Ltd.                                 9,600             832,430
 Nomura Securities Co., Ltd.                      73,000             787,726
 NTT Mobile Communications
 Network, Inc.+                                       22           1,290,200
 Orix Corp.                                       12,700           1,022,500
 Sankyo Co., Ltd.                                 21,600             749,187
 Shohkoh Fund & Co., Ltd.                          2,370           1,389,897
 Softbank Corp.                                    6,500             865,314
 Sony Corp.                                        6,300             588,507
 Sumitomo Bank, Ltd.                              41,000             555,088
 Tokyo Electron, Ltd.                             10,000             569,699
 Tokyo Seimitsu Co., Ltd.                         13,500             747,604
 Toshiba Corp.                                   130,000             871,304
                                                                  ----------
                                                                  14,961,160
                                                                  ----------
Netherlands (5.2%)
 IHC Caland NV                                     3,100             140,697
 Koninklijke Hoogovens NV                         10,576             424,620
 Philips Electronics NV                            8,488             731,864
 Vedior NV 144A                                   39,100             881,096
 Vendex Non-Foods NV                              24,595             612,780
                                                                  ----------
                                                                   2,791,057
                                                                  ----------
Portugal (2.3%)
 Banco Pinto & Sotto Mayor SA                     26,700             498,566
 Portugal Telecom SA                              18,100             755,427
                                                                  ----------
                                                                   1,253,993
                                                                  ----------
Singapore (3.6%)
 Keppel Tat Lee Bank, Ltd.                       211,000             403,685
 Natsteel Electronics, Ltd.                      213,000             716,918
 United Overseas Bank, Ltd.                       57,000             440,921
 Venture Manufacturing, Ltd.                      73,000             400,886
                                                                  ----------
                                                                   1,962,410
                                                                  ----------

                See Accompanying Notes to Financial Statements.

Warburg Pincus Major Foreign Markets Fund
Statement of Net Assets (cont'd)--April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                Number of
                                                 Shares              Value
                                                ---------        -----------
COMMON STOCKS (cont'd)
Spain (1.0%)
 Banco Santander Central
 Hispano SA                                       25,000          $  543,789
                                                                  ----------
Sweden (3.4%)
 Avesta Sheffield AB                              77,300             332,699
 Electrolux AB Series B                           47,406             963,814
 Volvo AB ADR                                     19,800             524,700
                                                                  ----------
                                                                   1,821,213
                                                                  ----------

Switzerland (4.2%)
Roche Holding AG                                      68             801,287
TAG Heuer International SA                         5,190             520,722
TAG Heuer International SA ADR+                    5,600              56,000
United Bank of Switzerland SA                      2,650             901,639
                                                                  ----------
                                                                   2,279,648
                                                                  ----------
United Kingdom (16.0%)
 Arcadia Group PLC                               214,000             963,049
 Barclays PLC                                     18,700             594,349
 British Aerospace PLC                            83,500             625,162
 British Energy PLC                               83,500             710,533
 British Steel PLC                               183,100             435,581
 FKI PLC+                                        246,000             681,266
 Imperial Chemical Industries PLC                 45,200             489,786
 Lloyds TSB Group PLC                             48,800             786,122
 Orange PLC                                       44,568             607,081
 Somerfield PLC                                   75,400             419,442
 Tarmac PLC                                      287,571             544,046
 Williams PLC                                    145,923           1,003,239
 AstraZeneca Group PLC                            19,400             759,970
                                                                  ----------
                                                                   8,619,626
                                                                  ----------
TOTAL COMMON STOCK
(Cost $47,151,777)                                                53,729,228
                                                                  ----------



                                                   Par
                                                  (000)              Value
                                                ---------        -----------

REPURCHASE AGREEMENTS (0.3%)
 Repurchase agreement with State
 Street Bank & Trust Co. dated
 04/30/99 at 4.82% to be
 repurchased at $145,058 on
 05/03/99. (Collateralized by a
 pro rata amount of U.S. Treasury
 Notes ranging in par values from
 $26,210,000 to $50,000,000,
 6.00%-8.50%, 07/31/02-02/15/20.
 Pro rata market value of collateral
 is $147,915)
 (Cost $145,000)                                    $145          $  145,000
                                                                  ----------
TOTAL INVESTMENTS AT VALUE
(100.0%) (Cost $47,296,777*)                                      53,874,228

LIABILITIES IN EXCESS OF OTHER
ASSETS (0.0%)                                                        (13,765)
                                                                  ----------
NET ASSETS (applicable to 4,429,710
shares outstanding) (100.0%)                                     $53,860,463
                                                                 ===========

NET ASSET VALUE, offering and
redemption price per share
($53,860,463 divided by 4,429,710)                               $     12.16
                                                                 ===========


                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------
  Non-income producing security.
* Cost for federal income tax purposes is $47,335,558.

--------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus International Equity Fund
Statement of Net Assets--April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                Number of
                                                 Shares              Value
                                                ---------        -----------
COMMON STOCKS (95.4%)
Canada (3.3%)
 Rogers Communications, Inc. Class B+          1,840,000      $   34,492,656
 The Toronto - Dominion Bank                      69,000           3,688,535
                                                              --------------
                                                                  38,181,191
                                                              --------------
Denmark (1.8%)
 Tele Danmark AS Class B                         201,200          20,783,258
                                                              --------------
France (9.0%)
 Elf Aquitaine SA                                 93,600          14,556,611
 PSA Peugeot Citroen                              80,700          13,404,181
 Rhone Poulenc, Ltd. Class A                     318,363          15,156,614
 Societe Generale d'Entreprises SA               577,300          24,430,291
 Societe Generale Paris                          100,400          17,993,441
 Suez Lyonnaise des Eaux SA                       54,800           9,334,123
 Usinor SA                                       589,800           9,135,092
                                                              --------------
                                                                 104,010,353
                                                              --------------
Germany (5.5%)
 BHF Bank AG                                     268,450          10,181,685
 Fresenius Medical Care AG                       213,000          11,537,631
 Hannover Rueckversicherungs AG                  101,600           8,448,573
 Mannesmann AG                                   102,560          13,443,626
 Siemens AG                                      274,500          20,241,478
                                                              --------------
                                                                  63,852,993
                                                              --------------
Greece (1.0%)
 Hellenic Telecommunication
 Organization SA ADR+                          1,010,000          12,056,875
                                                              --------------
Hong Kong (1.2%)
 SmarTone
 Telecommunications
 Holdings, Ltd.                                4,036,000          13,982,426
                                                              --------------
India (0.7%)
 Bharat Petroleum Corp., Ltd.                        200                 730
 Hindalco Industries, Ltd.                           203               2,705
 Mahanagar Telephone Nigam, Ltd.               2,137,800           7,755,880
 Reliance Industries, Ltd.                        16,314              49,195
 State Bank of India, Ltd.                         7,899              28,657
                                                              --------------
                                                                   7,837,167
                                                              --------------
Ireland (1.4%)
 Bank of Ireland                                 809,600          16,231,057
                                                              --------------


                                                Number of
                                                 Shares              Value
                                                ---------        -----------
COMMON STOCKS (cont'd)
Israel (2.3%)
 ECI Telecommunications
 Limited Designs                                 310,500      $   11,449,688
 Orbotech, Ltd.+                                 307,700          14,769,600
                                                              --------------
                                                                  26,219,288
                                                              --------------
Italy (12.5%)
 Banca Nazionale del Lavoro SpA+               6,000,000          20,503,163
 Olivetti Group SpA                            6,027,000          21,041,768
 Seat Pagine Gialle SpA                       37,183,000          30,644,249
 Telecom Italia SpA                            5,672,800          60,435,767
 Unione Immobiliare SpA+                      22,611,000          12,965,407
                                                              --------------
                                                                 145,590,354
                                                              --------------
Japan (26.3%)
 Advantest Corp.                                 173,900          13,301,685
 Hoya Corp.                                      215,000          11,257,833
 Matsushita Electric Industrial Group            336,000          24,124,394
 Mitsui & Co., Ltd.                            2,600,000          19,059,773
 Nichiei Co., Ltd.                               150,100          13,015,395
 Nomura Securities Co., Ltd.                   1,172,000          12,646,775
 NTT Mobile Communications
 Network, Inc.+                                      589          34,542,173
 Orix Corp.                                      349,400          28,130,834
 Rohm Co., Ltd.                                  200,000          24,128,415
 Sanwa Bank                                      951,000          10,676,321
 Shohkoh Fund & Co., Ltd.                         75,060          44,019,278
 Softbank Corp.                                   65,300           8,693,074
 Sony Corp.                                      123,500          11,536,608
 Sumitomo Bank, Ltd.                             919,000          12,442,086
 Sumitomo Rubber
 Industries, Ltd.                              1,046,000           6,879,196
 Tokyo Electron, Ltd.                            130,000           7,406,083
 Toshiba Corp.                                 3,478,000          23,310,730
                                                              --------------
                                                                 305,170,653
                                                              --------------
Mexico (0.2%)
 Gruma SA de CV Class B                          967,442           1,855,363
                                                              --------------
Netherlands (2.7%)
 Koninklijke Hoogovens NV                        240,084           9,639,225
 Vedior NV 144A                                  291,900           6,577,802
 Vendex Non-Foods NV                             601,811          14,994,022
                                                              --------------
                                                                  31,211,049
                                                              --------------

                See Accompanying Notes to Financial Statements.

Warburg Pincus International Equity Fund
Statement of Net Assets (cont'd)--April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                Number of
                                                 Shares              Value
                                                ---------        -----------
COMMON STOCKS (cont'd)
Portugal (2.3%)
 Banco Pinto & Sotto Mayor SA                    339,000       $   6,330,114
 Portugal Telecom SA                             495,200          20,667,823
                                                              --------------
                                                                  26,997,937
                                                              --------------
Singapore (1.2%)
 DBS Land, Ltd.                                3,508,000           6,504,352
 Natsteel Electronics, Ltd.                    1,020,000           3,433,127
 Venture Manufacturing, Ltd.                     771,000           4,234,012
                                                              --------------
                                                                  14,171,491
                                                              --------------
South Africa (0.8%)
 Sappi, Ltd.+                                  1,311,600           9,453,995
                                                              --------------
South Korea (3.2%)
 Daewoo Securities Co.+                          344,300           8,502,749
 Hyundai Industrial
 Development & Construction                      201,700           2,664,525
 Korea Electric Power Corp.                      218,000           6,273,311
 Samsung Corp.+                                  310,000           4,356,045
 Samsung Electronics Co.                         206,300          15,865,716
                                                              --------------
                                                                  37,662,346
                                                              --------------
Spain (1.2%)
 Banco Santander Central
 Hispano SA                                      271,800           5,912,071
 Endesa SA                                       384,700           8,563,179
                                                              --------------
                                                                  14,475,250
                                                              --------------
Sweden (1.9%)
 Biora AB ADR+                                    92,650           1,163,916
 Electrolux AB Series B                          601,535          12,229,839
 Kinnevik AB Class B                             296,300           6,517,291
 Kungsleden AB+                                  216,000           1,643,605
                                                              --------------
                                                                  21,554,651
                                                              --------------
Switzerland (2.4%)
 Roche Holding AG                                  1,141          13,445,131
 United Bank of Switzerland SA                    42,300          14,392,197
                                                              --------------
                                                                  27,837,328
                                                              --------------



                                                Number of
                                                 Shares              Value
                                                ---------        -----------
COMMON STOCKS (cont'd)
Taiwan (1.8%)
 Taiwan Semiconductor
 Manufacturing Co.+                            6,295,000       $  21,272,732
                                                              --------------
Turkey (0.8%)
 Eregli Demir ve Celik
 Fabrikalari TAS                              96,590,000           1,776,060
 Haci Omer Sabanci Holding AS+               125,000,000           3,431,717
 Yapi ve Kredi Bankasi AS                    150,000,000           3,600,908
                                                              --------------
                                                                   8,808,685
                                                              --------------
United Kingdom (11.9%)
 Barclays PLC                                    459,900          14,617,174
 British Aerospace PLC                         1,884,100          14,106,191
 British Airport Authority PLC                 1,016,864          10,642,143
 British Energy PLC                            2,552,900          21,723,592
 British Steel PLC                             4,168,000           9,915,350
 Orange PLC                                    1,229,967          16,753,929
 Reed International PLC                        1,444,500          13,152,339
 Royal & Sun Alliance Insurance Group PLC        533,072           4,600,484
 Williams PLC                                  3,012,992          20,714,703
 Astra Zeneca Group PLC                          299,400          11,728,616
                                                              --------------
                                                                 137,954,521
                                                              --------------
TOTAL COMMON STOCK
(Cost $921,036,491)                                            1,107,170,963
                                                              --------------
PREFERRED STOCK (0.2%)
Thailand (0.2%)
 Siam Commercial Bank
 Public Co., Ltd.+
 (Cost $1,790,142)                             2,545,000           1,782,890
                                                              --------------
WARRANTS (0.0%)
Thailand (0.0%)
 Siam Commercial Bank
 Public Co., Ltd.
 05/10/02+ (Cost $0)                           2,545,000                   0
                                                              --------------


                See Accompanying Notes to Financial Statements.

Warburg Pincus International Equity Fund
Statement of Net Assets (cont'd)--April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                   Par
                                                  (000)             Value
                                                ---------        -----------
SHORT TERM INVESTMENT (2.7%)
 Repurchase agreement with
 State Street Bank & Trust Co.
 dated 04/30/99 at 4.82% to be
 repurchased at $31,911,813 on
 05/03/99. (Collateralized by a
 pro rata amount of U.S. Treasury
 Notes ranging in par values from
 $26,210,000 to $50,000,000,
 6.00% to 8.50%, 07/31/02 -
 02/15/20. Pro rata market value
 of collateral is $32,539,417)
 (Cost $31,899,000)                              $31,899          31,899,000
                                                              --------------
TOTAL INVESTMENTS AT VALUE
(98.3%) (Cost $954,725,633*)                                   1,140,852,853

OTHER ASSETS IN EXCESS
of Liabilities (1.7%)                                             19,291,130
                                                              --------------
NET ASSETS (100.0%) (applicable
to 49,923,337 Common Class shares
and 13,566,694 Advisor Class shares)                          $1,160,143,983
                                                              ==============
NET ASSET VALUE, offering and
redemption price per Common Class
share ($914,722,321 divided by 49,923,337)                    $        18.32
                                                              ==============
NET ASSET VALUE, offering and
redemption price per Advisor Class
share ($245,421,662 divided by 13,566,694)                    $        18.09
                                                              ==============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------
+ Non-income producing security.
* Cost for federal income tax purposes is $953,213,790.

--------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus International Small Company Fund
Schedule of Investments--April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


                                                Number of
                                                 Shares              Value
                                                ---------        -----------
COMMON STOCKS (97.8%)
Argentina (0.6%)
 Banco del Suquia SA                              16,000           $  24,489
                                                              --------------
Australia (2.1%)
 Cue Energy Resources NL+                        737,800              22,493
 Novus Petroleum, Ltd.                            16,200              18,574
 Oil Search, Ltd.                                 36,500              47,656
                                                              --------------
                                                                      88,723
                                                              --------------
Canada (2.3%)
 Envoy Communications Group, Inc.                 12,600              68,351
 Versus Technologies, Inc.+                        2,300              28,428
                                                              --------------
                                                                      96,779
                                                              --------------
Chile (1.0%)
 Administradora de Fondos de
 Pensiones Provida                                 2,100              42,262
                                                              --------------
Croatia (1.6%)
 Pliva DD GDR                                      4,360              67,637
                                                              --------------
France (4.6%)
 Cegedim SA                                          950              39,097
 Compagnie Generale de
 Geophysique SA                                      600              32,183
 Eramet SLN                                        1,200              45,704
 Groupe SEB SA                                       350              27,031
 Le Carbone - Lorraine                               900              49,227
                                                              --------------
                                                                     193,242
                                                              --------------
Germany (3.7%)
 DIS Deutscher Industrie Service AG                  700              36,140
 Marbert AG                                        1,700              40,467
 Marseille-Kliniken AG                             2,000              28,988
 Medion AG+                                          240              48,751
                                                              --------------
                                                                     154,346
                                                              --------------
Greece (2.3%)
 Antenna TV SA ADR                                 2,900              34,075
 Goody's SA                                        2,500              63,031
                                                              --------------
                                                                      97,106
                                                              --------------
Hong Kong (4.6%)
 National Mutual Asia, Ltd.                       62,000              47,599
 Shaw Brothers, Ltd.                              67,000              45,818
 VTech Holdings, Ltd.                             12,000              41,031
 Wing Hang Bank, Ltd.                             17,500              53,515
                                                              --------------
                                                                     187,963
                                                              --------------



                                                Number of
                                                 Shares              Value
                                                ---------        -----------
COMMON STOCKS (cont'd)
Hungary (2.1%)
 OTP Bank Rt.                                      1,400          $   59,112
 Gedeon Richter Rt.                                  800              29,416
                                                              --------------
                                                                      88,528
                                                              --------------
India (0.7%)
 Infosys Technologies, Ltd. ADR+                     740              30,571
                                                              --------------

Ireland (0.7%)
 Independent Newspapers PLC                        6,077              29,896
                                                              --------------
Israel (1.2%)
 Nice Systems, Ltd.  ADR                             950              27,312
 Orbotech, Ltd.                                      500              24,000
                                                              --------------
                                                                      51,312
                                                              --------------
Italy (4.6%)
 Banca Popolare di Brescia                         1,050              36,158
 Banca Popolare di Lodi                            1,900              23,920
 Banca Popolare di Milano SpA                      2,000              17,033
 Caffaro SpA                                      36,100              40,102
 Locazione Attrezzature SpA                       43,500              37,277
 Snia SpA                                         30,500              39,366
                                                              --------------
                                                                     193,856
                                                              --------------
Japan (20.0%)
 Aiful Corp.                                         580              47,474
 Avex, Inc.                                          300              27,647
 Disco Corp.                                         900              45,542
 Fujimi, Inc.                                      1,000              51,943
 Geomatec Co., Ltd.                                3,600              69,068
 GL Sciences, Inc.                                 2,000              43,565
 Heiwa Corp.                                       1,100              19,814
 I.O. Data Device, Inc.                              700              22,872
 Kadokawa Shoten Publishing Co., Ltd.                300              45,743
 Nemic-Lambda K.K.                                   700              46,095
 Nichiei Co., Ltd.                                   400              34,685
 Nidec Corp.                                         200              25,972
 People Co., Ltd.                                  1,100              44,235
 Ryohin Keikaku Co., Ltd.                            100              18,222
 Sankyo Co., Ltd.                                    800              27,748
 Shimamura Co.                                     1,000              61,997
 Shohkoh Fund & Co., Ltd.                            150              87,968
 Sony Precision Technology, Inc.                   3,000              51,273
 Tokyo Seimitsu Co., Ltd.  1,300                   1,300              71,991
                                                              --------------
                                                                     843,854
                                                              --------------


                 See Accompanying Notes to Financial Statements.

Warburg Pincus International Small Company Fund
Schedule of Investments (cont'd)--April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


                                                Number of
                                                 Shares            Value
                                                ---------     --------------
COMMON STOCKS (cont'd)
Mexico (1.5%)
 Grupo Iusacell SA ADR                             5,600      $       63,000
                                                              --------------
Netherlands (1.7%)
 Fugro NV                                          1,000              27,136
 IHC Caland NV                                       300              13,616
 Toolex International NV                           2,400              31,993
                                                              --------------
                                                                      72,745
                                                              --------------
Norway (0.7%)
 Kverneland ASA                                    1,300              28,383
                                                              --------------
Poland (1.9%)
 Agora SA GDR+                                     5,400              62,100
 Bank Rozwoju Eksportu SA                            900              20,041
                                                              --------------
                                                                      82,141
                                                              --------------
Portugal (1.5%)
 Banco Mello SA                                    2,266              20,617
 SIVA-SGPS SA                                      3,200              44,417
                                                              --------------
                                                                      65,034
                                                              --------------
Singapore (4.4%)
 Asia Pulp & Paper Co., Ltd. ADR                   3,400              35,700
 Datapulse Technology, Ltd.                      114,000              44,429
 DBS Land, Ltd.                                   19,000              35,229
 Keppel Tatlee Bank, Ltd.                         17,000              32,524
 Venture Manufacturing, Ltd.                       7,000              38,441
                                                              --------------
                                                                     186,323
                                                              --------------
South Africa (0.7%)
 Fedsure Holdings, Ltd.                            3,400              30,355
                                                              --------------
South Korea (2.9%)
 Hankuk Electric Glass Co., Ltd.+                  1,800              59,674
 Hyundai Industrial Development
 & Construction                                    4,700              62,089
                                                              --------------
                                                                     121,763
                                                              --------------
Spain (6.8%)
 Aceralia Corporacion Siderurgica SA               2,500              29,147
 Cortefiel SA                                      2,000              55,014
 Dinamia Capital Privado Sociedad
 de Capital Riesgo SA+                             4,100              45,415
 Funespana SA+                                     1,200              21,709
 Prima Inmobiliaria SA+                           11,200              86,972
 Transportes Azkar SA+                             4,000              51,840
                                                              --------------
                                                                     290,097
                                                              --------------


                                                Number of
                                                 Shares            Value
                                                ---------     --------------
COMMON STOCKS (cont'd)
Sweden (3.3%)
 Avesta Sheffield AB                               9,400      $       40,458
 Biora AB ADR+                                     1,770              22,236
 Frontec AB                                          100                 379
 Haldex AB                                         2,600              37,404
 Kungsleden AB+                                    5,300              40,329
                                                              --------------
                                                                     140,806
                                                              --------------
Switzerland (1.6%)
 Sez Holding AG                                      100              26,602
 TAG Heuer International SA ADR+                   4,300              43,000
                                                              --------------
                                                                      69,602
                                                              --------------
Thailand (0.9%)
 Siam Commercial Bank Public Co., Ltd.            29,500              38,948
                                                              --------------
Turkey (0.7%)
 Eregli Demir ve Celik Fabrikalari TAS           320,000               5,884
 Haci Omer Sabanci Holding AS                    430,000              11,805
 Yapi ve Kredi Bankasi AS                        530,000              12,723
                                                              --------------
                                                                      30,412
                                                              --------------
United Kingdom (17.1%)
 Buford Holdings PLC                              29,000              55,098
 Cattles PLC+                                      4,200              51,563
 Eidos PLC                                           700              26,700
 Electronics Boutique PLC                         85,000             140,964
 FKI PLC+                                          9,470              26,226
 Hammerson PLC                                     6,300              46,914
 Holmes Place PLC                                  8,400              44,429
 Informa Group PLC+                                9,000              48,182
 Jurys Hotel Group PLC                             2,500              23,346
 Luminar PLC                                       2,100              32,037
 Prestbury Group PLC+                            514,000              31,035
 Schroders PLC                                     2,000              47,144
 Storehouse PLC                                   16,200              37,300
 Viatel, Inc.+                                     2,400             110,400
                                                              --------------
                                                                     721,338
                                                              --------------
TOTAL COMMON STOCK
(Cost $3,757,318)                                                  4,131,511
                                                              --------------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus International Small Company Fund
Schedule of Investments (cont'd)--April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


                                                Number of
                                                 Shares            Value
                                                ---------     --------------
PREFERRED STOCK (2.2%)
Germany (1.9%)
 Marschollek, Lautenschlaeger und
 Partner AG                                           40      $       22,450
 Sartorius AG                                        330              57,606
                                                              --------------
                                                                      80,056
                                                              --------------
Thailand (0.3%)
 Siam Commercial Bank Public Co., Ltd.+           16,000              11,209
                                                              --------------
TOTAL PREFERRED STOCK
(Cost $101,038)                                                       91,265
                                                              --------------
WARRANTS (0.0%)
Thailand (0.0%)
 Siam Commercial Bank Public
 Co., Ltd., 05/10/02+                             16,000                   0
                                                              --------------
United Kingdom (0.0%)
 Luminar PLC, 02/28/09+                              130                 675
                                                              --------------
TOTAL WARRANTS (Cost $0)                                                 675
                                                              --------------
TOTAL INVESTMENTS AT VALUE
(100%) (Cost $3,858,356*)                                     $    4,223,451
                                                              ==============


                            INVESTMENT ABBREVIATIONS
                      ADR = American Depository Receipt
                      GDR = Global Depository Receipt
--------------------------------------------------------------------------------
+ Non-income producing security.
* Also cost for federal income tax purposes.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Emerging Markets Fund
Schedule of Investments --April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                Number of
                                                 Shares             Value
                                                ---------        -----------
COMMON STOCKS (86.7%)
Argentina (3.6%)
 Banco de Galicia y Buenos
 Aires SA de CV ADR                               53,200         $ 1,226,925
 Telefonica de Argentina SA ADR                   31,500           1,177,313
                                                                  ----------
                                                                   2,404,238
                                                                  ----------
Australia (2.6%)
 Novus Petroleum, Ltd.                           636,521             729,819
 Oil Search, Ltd.                                767,400           1,001,946
                                                                  ----------
                                                                   1,731,765
                                                                  ----------
Brazil (3.6%)
 Companhia Paranaense de
 Energia ADR                                     132,100           1,081,569
 Embartel Participacoes SA ADR                    82,400           1,339,000
                                                                  ----------
                                                                   2,420,569
                                                                  ----------
Chile (1.2%)
 Distribucion Y Servicio D & S SA ADR             52,800             798,600
                                                                  ----------
China (0.6%)
 China Telecom, Ltd.+                            166,000             379,113
                                                                  ----------
Croatia (2.6%)
 Pliva DD GDR                                    112,300           1,742,121
                                                                  ----------
Egypt (0.0%)
 Commercial International
 Bank, Ltd.                                           26                 257
                                                                  ----------
Greece (3.0%)
 Hellenic Telecommunication
 Organization SA ADR+                            165,800           1,979,238
                                                                  ----------
Hong Kong (4.2%)
 Cosco Pacific, Ltd.                             492,000             333,282
 New World Development Co., Ltd.                     700               1,734
 Shaw Brothers, Ltd.                             779,000             532,722
 Smartone Telecommunications Holdings, Ltd.      287,840             997,201
 Wing Hang Bank, Ltd.                            301,100             920,759
                                                                  ----------
                                                                   2,785,698
                                                                  ----------
Hungary (2.3%)
 BorsodChem Rt.                                    7,200             168,586
 Mol Magyar Olaj-es Gazipari                      15,000             334,421
 OTP Bank Rt.                                     23,850           1,007,011
                                                                  ----------
                                                                   1,510,018
                                                                  ----------
India (7.3%)
 Aptech, Ltd.                                     62,500           1,215,193
 Grasim Industries, Ltd.                             506               1,337



                                                Number of
                                                 Shares             Value
                                                ---------        -----------
COMMON STOCKS (cont'd)
India (cont'd)
 Mahanagar Telephone Nigam, Ltd.                 368,500         $ 1,336,908
 Pentafour Software & Exports, Ltd.               71,200           1,659,386
 Reliance Industries, Ltd.                           659               1,987
 Satyam Computers                                 25,300             650,557
                                                                  ----------
                                                                   4,865,368
                                                                  ----------
Israel (4.0%)
 Blue Square Israel Co., Ltd. ADR                 55,200             765,900
 ECI Telecommunications, Ltd.                     25,400             936,625
 Orbotech, Ltd.+                                  19,700             945,600
                                                                  ----------
                                                                   2,648,125
                                                                  ----------
Mexico (7.4%)
 Cintra SA+                                      720,300             349,246
 Fomento Economico Mexicano
 SA de CV ADR+                                    46,500           1,691,438
 Grupo Industrial Saltillo SA de CV              406,300           1,495,085
 Telefonos de Mexico SA ADR                       18,600           1,408,950
                                                                  ----------
                                                                   4,944,719
                                                                  ----------
Philippines (2.0%)
 Philippine Long Distance
 Telephone Co.                                    41,000           1,326,273
                                                                  ----------
Poland (2.0%)
 Bank Slaski SA                                    7,583             343,472
 Elektrim Spolka Akcyjna SA                       84,736           1,007,774
                                                                  ----------
                                                                   1,351,246
                                                                  ----------
Portugal (0.1%)
 Portugal Telecom SA                               2,100              87,646
                                                                  ----------
Singapore (2.3%)
 Allgreen Properties, Ltd.+                    1,792,000           1,089,908
 Keppel Tatlee Bank, Ltd.                        178,000             340,549
 Venture Manufacturing                            17,000              93,357
                                                                  ----------
                                                                   1,523,814
                                                                  ----------
South Africa (7.7%)
 Amalgamated Banks of South Africa, Ltd.         225,100           1,180,013
 Billiton PLC                                    206,400             696,527
 Sanlam, Ltd.                                  1,059,525           1,036,208
 Sappi, Ltd.+                                    106,800             769,813
 South African Breweries, Ltd.                   170,600           1,425,314
                                                                  ----------
                                                                   5,107,875
                                                                  ----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Emerging Markets Fund
Schedule of Investments (cont'd)--April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                Number of
                                                 Shares             Value
                                                ---------        -----------
Common Stocks (cont'd)
South Korea (16.3%)
 Cheil Jedang Corp.                               14,000          $  742,135
 Daewoo Securities Co.+                           31,100             768,038
 Hankuk Electric Glass Co., Ltd.+                 99,700           3,305,260
 Hyundai Industrial Development & Construction    28,600             377,816
 Korea Telecom Corp.+                             18,800             884,268
 Samsung Corp.                                   135,860           1,909,072
 Samsung Display Devices Co.                       7,100             364,420
 Samsung Electronics Co.                          20,311           1,562,039
 Shinhan Bank                                     86,500             953,458
                                                                  ----------
                                                                  10,866,506
                                                                  ----------
Taiwan (7.0%)
 Far Eastern Textile, Ltd.                       555,000             745,114
 Phoenixtec Power Co., Ltd.+                     606,000           1,084,161
 Taiwan Semiconductor
 Manufacturing Co.+                              608,000           2,054,618
 United Microelectronics Co., Ltd.+              501,000             781,400
                                                                  ----------
                                                                   4,665,293
                                                                  ----------
Thailand (2.5%)
 Hana Microelectronics
 Public Co., Ltd.                                282,400             532,630
 Siam Commercial Bank
 Public Co., Ltd.                                837,700           1,105,982
                                                                  ----------
                                                                   1,638,612
                                                                  ----------
Turkey (4.4%)
 Akbank TAS                                   35,535,200           1,134,388
 Akcansa Cimento AS                           28,752,300             734,286
 Yapi ve Kredi Bankasi AS                     45,266,558           1,086,671
                                                                  ----------
                                                                   2,955,345
                                                                  ----------
TOTAL COMMON STOCK
(Cost $47,308,683)                                                57,732,439
                                                                  ----------
PREFERRED STOCK (10.4%)
Brazil (5.5%)
 Petroleo Brasileiro SA                        9,623,400           1,560,423
 Tele Norte Leste
 Participacoes SA                             69,456,900           1,214,157
 Telecomunicacoes de Sao
 Paulo SA                                      7,531,200             939,715
                                                                  ----------
                                                                   3,714,295
                                                                  ----------
Thailand (4.9%)
 Siam Commercial Bank
 Public Co., Ltd.+                             4,620,000           3,236,522
                                                                  ----------
TOTAL PREFERRED STOCK
(Cost $6,083,252)                                                  6,950,817
                                                                  ----------


                                                Number of
                                                 Shares             Value
                                                ---------        -----------
RIGHTS & WARRANTS (0.0%)
Brazil (0.0%)
 Telecomunicacoes de Sao
 Paulo SA Pfd. Rts., 05/24/99+                    73,592         $         0
                                                                  ----------
Thailand (0.0%)
 Siam Commercial Bank
 Public Co., Ltd. Wts,
 05/10/02+                                     4,620,000                   0
                                                                  ----------
TOTAL RIGHTS & WARRANTS
(Cost $0 )                                                                 0
                                                                  ----------
                                                   Par
                                                  (000)
                                                --------
CORPORATE BONDS (1.2%)
Philippines (1.2%)
 Piltel International Holding
 Corp. (Convertible) (Putable
 01/17/02 @ $138.73)
 (Callable 01/18/02 @$100)
 (Cost $1,276,366)                                $1,864             787,540
                                                                  ----------
SHORT TERM INVESTMENT (1.7%)
 Repurchase agreement with
 State Street Bank & Trust Co.
 dated 04/30/99 at 4.82%
 to be repurchased at $1,116,448
 on 05/03/99. (Collateralized
 by a pro rata amount of U.S.
 Treasury Notes ranging in par
 values from $26,210,000 to
 $50,000,000, 6.00% to 8.50%,
 07/31/02 - 02/15/20. Pro rata
 market value of collateral is
 $1,138,432) (Cost $1,116,000)                     1,116           1,116,000
                                                                  ----------
TOTAL INVESTMENTS AT VALUE
(100.0%) (Cost $55,784,301*)                                     $66,586,796
                                                                 ===========


                            INVESTMENT ABBREVIATIONS
                      ADR = American Depository Receipt
                      GDR = Global Depository Receipt
--------------------------------------------------------------------------------
+ Non-income producing security.
* Cost for federal income tax purposes is $55,510,798.

--------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Global Post-Venture Capital Fund
Statement of Net Assets--April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


                                                Number of
                                                 Shares             Value
                                                ---------        -----------
COMMON STOCK (34.2%)
Aerospace & Defense (0.6%)
 Orbital Sciences Corp.+                           1,500          $   31,594
                                                                  ----------
Business Services (4.3%)
 CSG Systems International, Inc.+                  1,600              61,800
 Lason Holdings, Inc.+                               700              27,694
 On Assignment, Inc.+                              1,100              33,344
 QRS Corp.+                                          900              49,500
 SunGard Data Systems, Inc.+                       1,000              31,937
                                                                  ----------
                                                                     204,275
                                                                  ----------
Communications & Media (5.5%)
 America Online, Inc.+                               650              92,787
 Infoseek Corp.+                                     600              30,637
 Outdoor Systems, Inc.+                            2,063              51,949
 Yahoo!, Inc.+                                       550              96,078
                                                                  ----------
                                                                     271,451
                                                                  ----------
Computers (4.9%)
 Citrix Systems, Inc.+                             1,000              42,500
 Concord Communications, Inc.                      1,100              49,225
 Network Appliance, Inc.+                          1,400              70,437
 Transaction Systems Architects,
 Inc. Class A+                                     1,000              32,437
 Verisign, Inc+                                      400              46,000
                                                                  ----------
                                                                     240,599
                                                                  ----------
Electronics (4.3%)
 Maxim Integrated Products, Inc.+                    900              50,400
 Uniphase Corp.+                                     700              84,962
 Vitesse Semiconductor Corp.+                      1,600              74,100
                                                                  ----------
                                                                     209,462
                                                                  ----------
Financial Services (0.9%)
 E*Trade Group, Inc.+                                400              46,200
                                                                  ----------
Food, Beverages & Tobacco (0.8%)
 Ben & Jerry's Homemade, Inc.
 Class A+                                          1,400              40,687
                                                                  ----------
Healthcare (0.4%)
 Alternative Living Services, Inc.+                  900              20,025
                                                                  ----------
Leisure & Entertainment (1.7%)
 Coach USA, Inc.+                                    800              19,000
 Premier Parks, Inc.+                              1,800              62,213
                                                                  ----------
                                                                      81,213
                                                                  ----------
Pharmaceuticals (2.1%)
 Geltex Pharmaceuticals, Inc.+                     1,700              29,113
 SangStat Medical Corp.+                           1,400              20,300
 Serologicals Corp.+                               1,650              12,375
 Watson Pharmaceuticals, Inc.+                     1,000              40,500
                                                                  ----------
                                                                     102,288
                                                                  ----------



                                                Number of
                                                 Shares             Value
                                                ---------        -----------
COMMON STOCK (cont'd)
Retail (3.1%)
 Amazon.com, Inc.+                                   400          $   68,825
 Staples, Inc.+                                    2,800              84,000
                                                                  ----------
                                                                     152,825
                                                                  ----------
Telecommunications & Equipment (5.6%)
 Amdocs, Ltd.+                                     1,560              41,925
 Cisco Systems, Inc.+                                775              88,398
 MCI Worldcom, Inc.+                                 600              49,313
 Pinnacle Holdings, Inc.+                          2,100              43,050
 TTI Team Telecom International, Ltd.+             6,900              51,750
                                                                  ----------
                                                                     274,436
                                                                  ----------
TOTAL COMMON STOCK
(Cost $1,138,901)                                                  1,675,055
                                                                  ----------
FOREIGN COMMON STOCK (64.7%)
Australia (1.7%)
 Cue Energy Resources NL+                        876,000              26,707
 Oil Search, Ltd.                                 44,600              58,231
                                                                  ----------
                                                                      84,938
                                                                  ----------
Bermuda (0.6%)
 Central European Media
 Enterprises, Ltd. Class A+                        3,300              27,019
                                                                  ----------
Canada (10.4%)
 Envoy Communications Group, Inc.                 33,200             180,099
 Research IN Motion, Ltd.+                         5,900              71,506
 Rogers Communications, Inc. Class B+              4,900              91,855
 Shaw Communications, Inc. Class B+                3,400             137,700
 Versus Technologies, Inc.+                        2,300              28,428
                                                                  ----------
                                                                     509,588
                                                                  ----------
Germany (5.4%)
 Marbert AG                                        3,300              78,553
 Medion AG+                                          470              95,470
 Telegate AG+                                      2,000              90,561
                                                                  ----------
                                                                     264,584
                                                                  ----------
Greece (1.3%)
 Antenna TV SA ADR                                 5,300              62,275
                                                                  ----------
Hong Kong (1.1%)
 Shaw Brothers, Ltd.                              77,000              52,657
                                                                  ----------
Israel (1.5%)
 Gilat Satellite Networks+                         1,400              72,800
                                                                  ----------



                 See Accompanying Notes to Financial Statements.

Warburg Pincus Global Post-Venture Capital Fund
Statement of Net Assets (cont'd)--April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


                                                Number of
                                                 Shares             Value
                                                ---------        -----------
Foreign Common Stock (cont'd)
Italy (5.0%)
 Buffetti SpA+                                    20,000          $   91,407
 Locazione Attrezzature SpA                       54,000              46,275
 SEAT Pagine Gialle SpA                           20,000              24,968
 SEAT Pagine Gialle SpA+                          42,600              35,109
 Unione  Immobiliare SpA+                         83,400              47,823
                                                                  ----------
                                                                     245,582
                                                                  ----------
Japan (2.4%)
 Kadokawa Shoten Publishing Co., Ltd.                500              76,239
 Shohkoh Fund & Co., Ltd.                             70              41,052
                                                                  ----------
                                                                     117,291
                                                                  ----------
Netherlands (1.7%)
 Ordina NV                                         3,360              80,692
                                                                  ----------
Portugal (3.0%)
 Semapa-Sociedade de
 Investimento e Gestao, SGPS, SA                   5,000              80,405
 SIVA-SGPS, SA                                     4,800              66,626
                                                                  ----------
                                                                     147,031
                                                                  ----------
Singapore (5.0%)
 Datapulse Technology, Ltd.                      405,000             157,839
 Venture Manufacturing, Ltd.                      16,000              87,865
                                                                  ----------
                                                                     245,704
                                                                  ----------
Spain (7.6%)
 Dinamia Capital Privado. Sociedad
 de Capital Riesgo SA+                             8,000              88,614
 Funespana SA+                                     3,900              70,555
 Prima Inmobiliaria SA+                           17,800             138,224
 Transportes Azkar SA+                             5,500              71,280
                                                                  ----------
                                                                     368,673
                                                                  ----------
Sweden (2.5%)
 Avesta Sheffield AB                              10,500              45,192
 Biora AB ADR+                                     3,000              37,688
 Kungsleden AB+                                    5,000              38,046
                                                                  ----------
                                                                     120,926
                                                                  ----------
Switzerland (3.7%)
 Gretag Imaging Group+                               425              40,617
 SAIA-Burgess Electronics AG+                        130              33,814
 Sez Holding AG Class A                              200              53,204
 TAG Heuer International SA                          520              52,172
                                                                  ----------
                                                                     179,807
                                                                  ----------


                                                Number of
                                                 Shares             Value
                                                ---------        -----------
FOREIGN COMMON STOCK (cont'd)
United Kingdom (11.8%)
 3i Group PLC                                      5,583          $   60,542
 AMVESCAP PLC ADR                                    440              24,008
 Electronics Boutique PLC                         59,000              97,846
 EMAP PLC                                          3,720              79,002
 Filtronic PLC                                     3,400              47,244
 Holmes Place PLC                                 15,633              82,686
 London Bridge Software
 Holdings PLC                                        500              13,545
 Perpetual PLC                                       800              47,079
 Saatchi & Saatchi PLC ADR                         2,600              50,050
 Schroders PLC                                     2,100              49,501
 Sema Group PLC                                    2,500              24,192
                                                                  ----------
                                                                     575,695
                                                                  ----------
TOTAL FOREIGN COMMON STOCK
(Cost $2,710,113)                                                  3,155,262
                                                                  ----------
SHORT TERM INVESTMENTS (4.9%)
 Institutional Money Market Trust                  6,883               6,883
 RBB Money Market Fund                           232,708             232,708
                                                                  ----------
TOTAL SHORT TERM INVESTMENTS
(Cost $239,591)                                                      239,591
                                                                  ----------
TOTAL INVESTMENTS AT VALUE
(103.8%) (Cost $4,088,605*)                                        5,069,908

LIABILITIES IN EXCESS OF OTHER
ASSETS (-3.8%)                                                      (187,783)
                                                                  ----------
NET ASSETS (100.0%) (applicable to
313,748 Common Class shares and
112 Advisor Class shares)                                         $4,882,125
                                                                  ==========
NET ASSET VALUE, offering and
redemption price per Common Class share
($4,880,390 divided by 313,748)                                   $    15.56
                                                                  =========
NET ASSET VALUE, offering and
redemption price per Advisor Class share
($1,735 divided by 112)                                           $    15.46
                                                                  ==========

                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipt
--------------------------------------------------------------------------------
+ Non-income producing security.
* Cost for federal income tax purposes is $4,088,605.


                 See Accompanying Notes to Financial Statements.

Warburg Pincus International Small Company Fund
Statement of Assets and Liabilities
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
Assets
  Investments at value (Cost $3,858,356)                              $4,223,451
  Receivable for investment sold (Cost $347,561)                         347,715
  Prepaid offering costs                                                  61,128
  Receivable for fund shares sold                                         49,899
  Other assets                                                             7,151
  Foreign currency (Cost $6,546)                                           6,535
  Dividends and interest receivable (Cost $5,322)                          5,308
  Receivable from advisor                                                  2,777
  Cash                                                                    16,584
                                                                      ----------
    Total Assets                                                       4,720,548
                                                                      ----------
Liabilities
  Payable for investments purchase (Cost $286,916)                       286,352
  Administration fee payable                                                 354
                                                                      ----------
    Total Liabilities                                                    286,706
                                                                      ----------
Net Assets, applicable to 266,683 Common Class shares outstanding     $4,433,842
                                                                      ==========
Net Asset Value, offering and redemption price per
  Common Class share ($4,433,842 divided by 266,683)                  $    16.63
                                                                      ==========

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Emerging Markets Fund
Statement of Assets and Liabilities
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
Assets
  Investments at value (Cost $55,784,301)                            $66,586,796
  Receivable for investment sold (Cost $5,773,951)                     5,770,950
  Foreign currency (Cost $1,243,056)                                   1,244,770
  Cash                                                                   876,698
  Singapore Swap Basket (Cost $626,075)                                  779,597
  Receivable for fund shares sold                                        644,948
  Dividends and interest receivable (Cost $379,495)                      338,229
  Prepaid offering costs                                                  31,080
  Other assets                                                               319
                                                                     -----------
    Total Assets                                                      76,273,387
                                                                     -----------
Liabilities
  Payable for investments purchased (Cost $6,945,492)                  6,968,632
  Accrued expenses payable                                               196,125
                                                                     -----------
    Total Liabilities                                                  7,164,757
                                                                     -----------
Net Assets, applicable to 8,863,850 Common Class shares
  and 2,076 Advisor Class shares outstanding                         $69,108,630
                                                                     ===========
Net Asset Value, offering and redemption price per
  Common Class share ($69,092,854 divided by 8,863,850)              $      7.79
                                                                     ===========
Net Asset Value, offering and redemption price per
  Advisor Class share ($15,776 divided by 2,076)                     $      7.60
                                                                     ===========

                 See Accompanying Notes to Financial Statements.

                       This page intentionally left blank


Warburg Pincus International Equity Funds
Statements of Operations
For the Six Months Ended April 30, 1999 (Unaudited)
----------------------------------------------------------------------------------------------------
                                                                   Major Foreign      International
                                                                   Markets Fund        Equity Fund
                                                                   -------------      --------------
Investment Income:
    Dividends                                                      $    534,692       $  16,282,105
    Interest                                                             71,894             653,889
    Foreign taxes withheld                                              (49,115)         (1,280,420)
                                                                   ------------       -------------
      Total investment income                                           557,471          15,655,574
                                                                   ------------       -------------
Expenses:
    Investment advisory                                                 253,022           6,895,113
    Administrative services                                              63,865           1,232,622
    Audit                                                                 7,121              36,458
    Custodian/Sub-custodian                                              13,393             613,230
    Directors                                                             4,954               6,284
    Insurance                                                               103              17,361
    Interest                                                              3,144             222,137
    Legal                                                                14,411              65,452
    Offering/Organizational costs                                             0                   0
    Printing                                                              2,480             118,517
    Registration                                                         13,355              39,340
    Shareholder servicing/distribution                                        0             701,338
    Transfer agent                                                        7,836             618,789
    Miscellaneous                                                           707              22,730
                                                                   ------------       -------------
                                                                        384,391          10,589,371
    Less: fees waived, expenses reimbursed and
      transfer agent offsets                                           (144,020)            (28,357)
                                                                   ------------       -------------
      Total expenses                                                    240,371          10,561,014
                                                                   ------------       -------------
        Net investment income (loss)                                    317,100           5,094,560
                                                                   ------------       -------------
Net Realized and Unrealized Gain from Investments
  and Foreign Currency Related Items:
    Net realized gain (loss) from security and other related
      transactions                                                     (694,488)         28,298,679
    Net realized loss from foreign currency related items              (718,930)        (28,697,504)
    Net change in unrealized appreciation (depreciation) from
      investments and foreign currency related items                  7,047,506         138,090,845
                                                                   ------------       -------------
    Net realized and unrealized gain from investments
      and foriegn currency related items                              5,634,088         137,692,020
                                                                   ------------       -------------
    Net increase in net assets resulting from operations           $  5,951,188       $ 142,786,580
                                                                   ============       =============


-----------------------------------------------------------------------------------------------------------------------------
                                                                    International Small     Emerging      Global Post-Venture
                                                                       Company Fund       Markets Fund        Capital Fund
                                                                    -------------------   ------------    -------------------
Investment Income:
    Dividends                                                           $    18,652       $    748,999       $    24,665
    Interest                                                                  4,027            242,103             2,849
    Foreign taxes withheld                                                   (2,618)           (80,841)           (1,920)
                                                                        -----------       ------------       -----------
      Total investment income                                                20,061            910,261            25,594
                                                                        -----------       ------------       -----------
Expenses:
    Investment advisory                                                      12,727            362,889            26,314
    Administrative services                                                   3,045             69,379             6,491
    Audit                                                                     4,096              6,083             4,697
    Custodian/Sub-custodian                                                     438             72,830            11,424
    Directors                                                                 4,140              4,627             4,870
    Insurance                                                                    17                664               183
    Interest                                                                    448              1,740                 0
    Legal                                                                     1,164              9,185            12,743
    Offering/Organizational costs                                            19,944             23,307               588
    Printing                                                                    644             10,708             3,134
    Registration                                                              6,007             28,912            16,508
    Shareholder servicing/distribution                                        2,893             72,598             5,262
    Transfer agent                                                            1,263             55,620             2,555
    Miscellaneous                                                               649                234               823
                                                                        -----------       ------------       -----------
                                                                             57,475            718,776            95,592
    Less: fees waived, expenses reimbursed and
      transfer agent offsets                                                (39,541)          (239,742)          (60,859)
                                                                        -----------       ------------       -----------
      Total expenses                                                         17,934            479,034            34,733
                                                                        -----------       ------------       -----------
        Net investment income (loss)                                          2,127            431,227            (9,139)
                                                                        -----------       ------------       -----------
Net Realized and Unrealized Gain from Investments
  and Foreign Currency Related Items:
    Net realized gain (loss) from security and other related
      transactions                                                          920,870        (10,244,897)          956,758
    Net realized loss from foreign currency related items                   (22,219)          (605,774)          (13,626)
    Net change in unrealized appreciation (depreciation) from
      investments and foreign currency related items                        542,334         20,337,453           727,150
                                                                        -----------       ------------       -----------
    Net realized and unrealized gain from investments
      and foriegn currency related items                                  1,440,985          9,486,782         1,670,282
                                                                        -----------       ------------       -----------
    Net increase in net assets resulting from operations                $ 1,443,112       $  9,918,009       $ 1,661,143
                                                                        ===========       ============       ===========

                 See Accompanying Notes to Financial Statements.


Warburg Pincus International Equity Funds
Statements of Changes in Net Assets
----------------------------------------------------------------------------------------------------

                                                                       Major Foreign Markets Fund
                                                                   ---------------------------------
                                                                      For the
                                                                     Six Months
                                                                       Ended             For the
                                                                   April 30, 1999      Year Ended
                                                                     (Unaudited)    October 31, 1998
                                                                   --------------   ----------------
From Operations:
  Net investment income                                            $    317,100      $    353,405
  Net realized gain (loss) from security and other
    related transactions                                               (694,488)       (2,195,858)
  Net realized gain (loss) from foreign currency related items         (718,930)           60,144)
  Net change in unrealized appreciation (depreciation) from
    investments and foreign currency related items                    7,047,506          (325,873)
                                                                   ------------      ------------
    Net increase (decrease) in net assets resulting from
      operations                                                      5,951,188        (2,228,470)
                                                                   ------------      ------------
From Distributions:
  Dividends from net investment income
    Common Class                                                       (423,139)         (104,762)
    Advisor Class                                                             0                 0
  Distributions from realized gains
    Common Class                                                              0          (106,758)
    Advisor Class                                                             0                 0
                                                                   ------------      ------------
    Net decrease in net assets from distributions                      (423,139)         (211,520)
                                                                   ------------      ------------
From Capital Share Transactions:
  Proceeds from sale of shares                                       22,080,775        48,022,233
  Reinvested dividends                                                  381,678           211,520
  Net asset value of shares redeemed                                (13,151,083)      (11,568,572)
                                                                   ------------      ------------
    Net increase (decrease) in net assets from capital
      share transactions                                              9,311,370        36,665,181
                                                                   ------------      ------------
    Net increase (decrease) in net assets                            14,839,419        34,225,191

Net Assets:
  Beginning of period                                                39,021,044         4,795,853
                                                                   ------------      ------------
  End of period                                                    $ 53,860,463      $ 39,021,044
                                                                   ============      ============

Undistributed Net Investment Income:                               $    233,438      $    409,014
                                                                   ============      ============


-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                              International
                                                                     International Equity Fund              Small Company Fund
                                                                 --------------------------------      ----------------------------
                                                                                                                     For the Period
                                                                                                                      May 29, 1998
                                                                     For the                             For the      Commencement
                                                                   Six Months                          Six Months          of
                                                                      Ended           For the             Ended        Operations)
                                                                    April 30,        Year Ended         April 30,        through
                                                                      1999           October 31,          1998         October 31,
                                                                   (Unaudited)          1998           (Unaudited)        1998
                                                                 --------------    --------------      -----------   --------------
From Operations:
  Net investment income                                          $    5,094,560    $   12,302,990      $    2,127     $    1,733
  Net realized gain (loss) from security and other
    related transactions                                             28,298,679      (213,451,199)        920,870        (43,204)
  Net realized gain (loss) from foreign currency related items      (28,697,504)       51,944,476         (22,219)        (4,124)
  Net change in unrealized appreciation (depreciation) from
    investments and foreign currency related items                  138,090,845        47,688,281         542,334       (176,546)
                                                                 --------------    --------------      ----------     ----------
    Net increase (decrease) in net assets resulting from
      operations                                                    142,786,580      (101,515,452)      1,443,112       (222,141)
                                                                 --------------    --------------      ----------     ----------
From Distributions:
  Dividends from net investment income
    Common Class                                                              0       (13,983,166)              0              0
    Advisor Class                                                             0          (776,129)              0              0
  Distributions from realized gains
    Common Class                                                              0      (276,226,122)              0              0
    Advisor Class                                                             0       (61,851,043)              0              0
                                                                 --------------    --------------      ----------     ----------
    Net decrease in net assets from distributions                             0      (352,836,460)              0              0
                                                                 --------------    --------------      ----------     ----------
From Capital Share Transactions:
  Proceeds from sale of shares                                      581,469,156       945,589,502       3,532,792      1,465,804
  Reinvested dividends                                                        0       335,103,766               0              0
  Net asset value of shares redeemed                             (1,148,051,195)   (2,054,917,142)     (1,784,215)      (101,510)
                                                                 --------------    --------------      ----------     ----------
    Net increase (decrease) in net assets from capital
      share transactions                                           (566,582,039)     (774,223,874)      1,748,577      1,364,294
                                                                 --------------    --------------      ----------     ----------
    Net increase (decrease) in net assets                          (423,795,459)   (1,228,575,786)      3,191,689      1,142,153

Net Assets:
  Beginning of period                                             1,583,939,442     2,812,515,228       1,242,153        100,000
                                                                 --------------    --------------      ----------     ----------
  End of period                                                  $1,160,143,983    $1,583,939,442      $4,433,842     $1,242,153
                                                                 ==============    ==============      ==========     ==========

Undistributed Net Investment Income:                             $    2,533,392    $            0      $        0     $        0
                                                                 ==============    ==============      ==========     ==========

                 See Accompanying Notes to Financial Statements.


Warburg Pincus International Equity Funds
Statements of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------------

                                                       Emerging Markets Fund Global            Post-Venture Capital Fund
                                                   -----------------------------------    ---------------------------------
                                                       For the                                For the
                                                     Six Months                             Six Months
                                                       Ended               For the            Ended             For the
                                                   April 30, 1999        Year Ended       April 30, 1999      Year Ended
                                                    (Unaudited)       October 31, 1998      (Unaudited)    October 31, 1998
                                                   --------------     ----------------    --------------   ----------------
From Operations:
  Net investment income (loss)                      $    431,227       $     990,189       $    (9,139)      $   (35,282)
  Net realized gain (loss) from security and
    other related transactions                       (10,244,897)        (62,658,535)          956,758            16,393
  Net realized loss from foreign
    currency related items                              (605,774)           (420,100)          (13,626)           (1,517)
  Net change in unrealized appreciation
    (depreciation) from investments and
    foreign currency related items                    20,337,453          21,064,753           727,150          (224,948)
                                                    ------------       -------------       -----------       -----------
    Net increase (decrease) in net assets
      resulting from operations                        9,918,009         (41,023,693)        1,661,143          (245,354)
                                                    ------------       -------------       -----------       -----------
From Distributions:
  Dividends in excess of net investment income
    Common Class                                               0            (427,377)                0           (80,461)
    Advisor Class                                              0                (880)                0               (30)
  Distributions from realized gains
    Common Class                                               0          (5,226,322)          (11,435)          (29,917)
    Advisor Class                                              0             (10,768)               (4)              (12)
                                                    ------------       -------------       -----------       -----------
  Net decrease in net assets from
    distributions                                              0          (5,665,347)          (11,439)         (110,420)
                                                    ------------       -------------       -----------       -----------
From Capital Share Transactions:
  Proceeds from sale of shares                        59,713,098         120,358,207           450,809         1,626,747
  Reinvested dividends                                         0           5,383,994            11,073           108,155
  Net asset value of shares redeemed                 (60,737,021)       (174,910,995)         (891,758)         (915,348)
                                                    ------------       -------------       -----------       -----------
    Net increase (decrease) in net assets
      from capital share transactions                 (1,023,923)        (49,168,794)         (429,876)          819,554
                                                    ------------       -------------       -----------       -----------
    Net increase (decrease) in net assets              8,894,086         (95,857,834)        1,219,828           463,780

Net Assets:
  Beginning of period                                 60,214,544         156,072,378         3,662,297         3,198,517
                                                    ------------       -------------       -----------       -----------
  End of period                                     $ 69,108,630       $  60,214,544       $ 4,882,125       $ 3,662,297
                                                    ============       =============       ===========       ===========

Undistributed net investment income:                $          0       $           0       $         0       $         0
                                                    ============       =============       ===========       ===========

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Major Foreign Markets Fund
Financial Highlights
(For a Common Class Share of the Fund Outstanding Throughout Each Period)
-----------------------------------------------------------------------------

                                           For the Six    For the Year Ended
                                          Months Ended        October 31,
                                         April 30, 1999  --------------------
                                           (Unaudited)     1998        1997**
                                         --------------  -------      -------
PERIOD ENDED:
Per-share data
Net asset value,
  beginning of period                       $ 10.78      $ 11.06      $ 10.00
                                            -------      -------      -------
Investment activities:
  Net investment income                        0.07         0.27         0.08
  Net gains or losses on
    investments and foreign
    currency related items
    (both realized  and
    unrealized)                                1.42        (0.06)        0.98
                                            -------      -------      -------
      Total from investment
       activities                              1.49         0.21         1.06
                                            -------      -------      -------
Distributions:
  From net investment income                  (0.11)       (0.24)        0.00
  From realized capital gains                  0.00        (0.25)        0.00
                                            -------      -------      -------
      Total distributions                     (0.11)       (0.49)        0.00
                                            -------      -------      -------
Net asset value, end of period              $ 12.16      $ 10.78      $ 11.06
                                            =======      =======      =======
Total return                                  13.96%+       2.26%       10.60%+

Ratios and supplemental data
Net assets, end of period
  (000s omitted)                            $53,860      $39,021       $4,796
    Ratio of expenses to
      average net assets                      .95%*@         .95%@        .95%*@
    Ratio of net income to
      average net assets                     1.25%*         1.50%        1.18%*
    Decrease reflected in above
      operating expense ratios
      due to waviers/
      reimbursements                            .57%*       1.09%        6.69%*
Portfolio turnover rate                       82.59%+     115.76%       30.29%+

--------------------------------------------------------------------------------
**   For the period March 31, 1997 (commencement of operations) through
     October 31, 1997.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.
+    Non annualized.
*    Annualized.

                 See Accompanying Notes to Financial Statements.


Warburg Pincus International Equity Fund
Financial Highlights
(For a Common Class Share of the Fund Outstanding Throughout Each Period)
----------------------------------------------------------------------------------------------------------------------------------

                                        For the Six
                                       Months Ended                          For the Year Ended October 31,
                                      April 30, 1999 -----------------------------------------------------------------------------
                                       (Unaudited)       1998            1997            1996             1995             1994
                                      -------------- -----------      ----------      ----------       ----------       ----------
PERIOD ENDED:
Per-share data
Net asset value,
  beginning of period                    $  16.64    $     20.76      $    20.69      $    19.30       $    20.51       $    17.00
                                         --------        -------      ----------      ----------       ----------       ----------
Investment activities:
  Net investment income (loss)              (0.80)          0.12(a)         0.04            0.22             0.12             0.09
  Net gains or losses on
    investments and foreign
    currency related items
    (both realized and
    unrealized)                              2.48          (1.38)           0.88            1.73            (0.67)            3.51
                                         --------        -------      ----------      ----------       ----------       ----------
      Total from investment
       activities                            1.68          (1.26)           0.92            1.95            (0.55)            3.60
                                         --------        -------      ----------      ----------       ----------       ----------
Distributions:
  From net investment income                 0.00          (0.14)          (0.11)          (0.56)           (0.13)           (0.04)
  In excess of net investment income         0.00           0.00            0.00            0.00             0.00            (0.01)
  From realized capital gains                0.00          (2.72)          (0.74)           0.00            (0.53)           (0.04)
                                         --------        --------      ----------      ----------       ----------       ----------
      Total distributions                    0.00          (2.86)          (0.85)          (0.56)           (0.66)           (0.09)
                                         --------        -------      ----------      ----------       ----------       ----------
Net asset value, end of period           $  18.32    $     16.64      $    20.76      $    20.69       $    19.30       $    20.51
                                         ========    ===========      ==========      ==========       ==========       ==========
Total return                                10.10%+        (6.12)%          4.54%          10.35%           (2.55)%          21.22%

Ratios and supplemental data
Net assets, end of period
  (000s omitted)                         $914,722     $1,283,673      $2,312,042      $2,885,453       $2,068,207       $1,533,872
    Ratio of expenses to
      average net assets                     1.43%*@        1.36%@          1.33%@          1.38%@           1.39%            1.44%
    Ratio of net income to
      average net assets                      .83%*          .65%            .56%            .62%             .69%             .19%
Portfolio turnover rate                     60.28%+        95.44%          61.80%          32.49%           39.24%           17.02%

-----------------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated using the average shares outstanding method.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the net expense ratio by .00%, .00%, .01% and .01% for the six months ended April 30, 1999 and years ended October 31, 1998, 1997 and 1996, respectively. The operating expense ratio after reflecting these arrangements were 1.43%, 1.36%, 1.32% and 1.37% for the six months ended April 30, 1999 and years ended October 31, 1998, 1997 and 1996, respectively.
+    Non annualized.
*    Annualized.

                 See Accompanying Notes to Financial Statements.


Warburg Pincus International Small Company Fund
Financial Highlights
(For a Common Class Share of the Fund Outstanding Throughout Each Period)
-----------------------------------------------------------------------------------------

                                                             For the Six       For the
                                                             Months Ended    Period Ended
                                                            April 30, 1999    October 31,
                                                             (Unaudited)        1998**
                                                            --------------   ------------
PERIOD ENDED:
Per-share data
    Net asset value, beginning of period                        $  8.61         $10.00
                                                                -------         ------
Investment activities:
    Net investment income                                          0.00           0.01
    Net gains (losses) on investments and foreign currency
      related items (both realized and unrealized)                 8.02          (1.40)
                                                                -------         ------
      Total from investment activities                             8.02          (1.39)
                                                                -------         ------
Net asset value, end of period                                  $ 16.63         $ 8.61
                                                                =======         ======
Total return                                                      93.15%+       (13.90)%+

Ratios and supplemental data
Net assets, end of period (000s omitted)                        $ 4,434         $1,242
    Ratio of expenses to average net assets                        1.56%*@        1.55%*@
    Ratio of net income to average net assets                       .18%*          .38%*
    Decrease reflected in above operating expense ratios due
      to waivers/reimbursements                                    3.41%*        11.50%*
Portfolio turnover rate                                          293.68%+        61.33%+

----------------------------------------------------------------------------------------

** For the period May 29, 1998 (commencement of operations) through October 31, 1998.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the net expense ratio by .01% and .00% for the six months ended April 30, 1999 and the five months ended October 31, 1998, respectively. The operating expense ratio after reflecting these arrangements were 1.55% and 1.55% for the six months then ended April 30, 1999 and the five months ended October 31, 1998, respectively.
+    Non annualized.
*    Annualized.

                 See Accompanying Notes to Financial Statements.


Warburg Pincus Emerging Markets Fund
Financial Highlights
(For a Common Class Share of the Fund Outstanding Throughout Each Period)
---------------------------------------------------------------------------------------------------------

                                          For the Six
                                          Months Ended             For the Year Ended October 31,
                                         April 30, 1999   -----------------------------------------------
                                           (Unaudited)      1998         1997          1996        1995**
                                         --------------   -------      --------      --------      ------
PERIOD ENDED:
Per-share data
Net asset value,
  beginning of period                        $  6.59      $ 10.82      $  12.19      $  11.28      $10.00
                                             -------      -------      --------      --------      ------
Investment activities:
  Net investment income                         0.13         0.11          0.04          0.07        0.08
  Net gains or losses on
    investments and foreign
    currency related items
    (both realized and unrealized)              1.07        (3.86)        (1.34)         0.99        1.25
                                             -------      -------      --------      --------      ------
      Total from investment activities          1.20        (3.75)        (1.30)         1.06        1.33
                                             -------      -------      --------      --------      ------
Distributions:
  From net investment income                    0.00        (0.04)        (0.03)        (0.08)      (0.05)
  From realized capital gains                   0.00        (0.44)        (0.04)        (0.07)       0.00
                                             -------      -------      --------      --------      ------
      Total distributions                       0.00        (0.48)        (0.07)        (0.15)      (0.05)
                                             -------      -------      --------      --------      ------
Net asset value, end of period               $  7.79      $  6.59      $  10.82      $  12.19      $11.28
                                             =======      =======      ========      ========      ======
Total return                                   18.21%+     (35.95)%      (10.71)%        9.46%      13.33%+

Ratios and supplemental data:
Net assets, end of period
  (000s omitted)                             $69,093      $60,189      $155,806      $218,421      $6,780
                                             -------      -------      --------      --------      ------
    Ratio of expenses to
      average net assets                        1.65%*@      1.65%@        1.66%@        1.62%@      1.00%*
    Ratio of net income to
      average net assets                        1.49%*       1.00%          .24%          .31%       1.25%*
    Decrease reflected in above
      operating expense ratios
      due to waviers/reimbursements              .82%*        .63%          .46%          .77%      11.08%*
Portfolio turnover rate                       110.76%+     125.59%        92.48%        61.84%      57.76%+

-----------------------------------------------------------------------------------------------------------

** For the period December 30, 1994 (commencement of operations) through October 31, 1995.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to thenet expense ratio by .00%, .00%, .01% and .01%, for the six months ended April 30, 1999 and years ended October 31, 1998, 1997 and for the ten months ended October 31, 1996, respectively. The operating expense ratio after reflecting these arrangements were 1.65%, 1.65%, 1.65% and 1.61% for the six months ended April 30, 1999 and years ended October 31, 1998, 1997 and for the ten months ended October 31, 1996, respectively.
+    Non annualized.
*    Annualized.

                 See Accompanying Notes to Financial Statements.


Warburg Pincus Global Post-Venture Capital Fund
Financial Highlights
(For a Common Class Share of the Fund Outstanding Throughout Each Period)
------------------------------------------------------------------------------------------------

                                                   For the Six
                                                  Months Ended    For the Year Ended October 31,
                                                 April 30, 1999   ------------------------------
                                                   (Unaudited)     1998        1997       1996**
                                                     -------      ------      ------      ------
PERIOD ENDED:
Per-share data
    Net asset value, beginning of period             $ 10.53      $11.15      $ 9.86      $10.00
                                                     -------      ------      ------      ------
Investment activities:
    Net investment loss                                (0.08)      (0.02)      (0.13)       0.00
    Net gains or losses on investments and foreign
      currency related items (both realized
      and unrealized)                                   5.14       (0.20)       1.42       (0.14)
                                                     -------      ------      ------      ------
      Total from investment activities                  5.06       (0.22)       1.29       (0.14)
                                                     -------      ------      ------      ------
Distributions:
    From net investment income                          0.00       (0.29)       0.00        0.00
    From realized capital gains                        (0.03)      (0.11)       0.00        0.00
                                                     -------      ------      ------      ------
      Total distributions                              (0.03)      (0.40)       0.00        0.00
                                                     -------      ------      ------      ------
Net asset value, end of period                       $ 15.56      $10.53      $11.15      $ 9.86
                                                     =======      ======      ======      ======
Total return                                           48.22%+     (1.91)%     13.08%      (1.40)%+

Ratios and supplemental data
Net assets, end of period (000s omitted)             $ 4,880      $3,661     $ 3,197      $3,007
    Ratio of expenses to average net assets             1.65%*@     1.65%@      1.66%@      1.65%*@
    Ratio of net loss to average net assets             (.43)%*    (1.01)%      (.96)%      (.20)%*
    Decrease reflected in above operating ratios
      due to waviers/reimbursements                     2.89%*      3.90%       6.48%      21.71%*
Portfolio turnover rate                               140.24%+    186.67%     207.25%       5.85%+

------------------------------------------------------------------------------------------------

** For the period September 30, 1996 (commencement of operations) through October 31, 1996.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to thenet expense ratio by .00%, .00%, .01% and .00%, for the six months ended April 30, 1999 and years ended October 31, 1998, 1997 and for the one month ended October 31, 1996, respectively. The operating expense ratio after reflecting these arrangements were 1.65%, 1.65%, 1.65% and 1.65% for the six months ended April 30, 1999 and years ended October 31, 1998, 1997 and for the one month ended October 31, 1996, respectively.
+    Non annualized.
*    Annualized.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus International Equity Funds
Notes to Financial Statements
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

   The Warburg Pincus Major Foreign Markets Fund (formerly, the Warburg Pincus Managed EAFE@ Countries Fund), the Warburg Pincus International Equity Fund, the Warburg Pincus International Small Company Fund and the Warburg Pincus Global Post-Venture Capital Fund are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as diversified, open-end management investment companies, and the Warburg Pincus Emerging Markets Fund (the Emerging Markets
Fund) which is registered under the 1940 Act as a non-diversified, open-end management investment company.

   Investment objectives for each fund are as follows: the Major Foreign Markets Fund and the International Equity Fund, seek long-term capital appreciation; the International Small Company Fund seeks capital appreciation; the Emerging Markets Fund seeks growth of capital; and the Global Post-Venture Capital Fund seeks long-term growth of capital.

   Each fund (except for the Major Foreign Markets Fund and the International Small Company Fund) offers two classes of shares, one class being referred to as the Common Class and one class being referred to as the Advisor Class. The Major Foreign Markets Fund and the International Small Company Fund currently offer only the Common Class. Common and Advisor Class shares in each fund represent an equal pro rata interest in such fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Common Class shares for the Major Foreign Markets Fund, the International Small Company Fund, the Emerging Markets Fund and the Global Post-Venture Capital Fund bear expenses paid pursuant to a shareholder servicing and distribution plan at an annual rate of .25% of the average daily net asset value of each fund's Common Class. Advisor Class shares for each fund bear expenses paid pursuant to a distribution plan at an annual rate not to exceed .75% of the average daily net asset value of each fund's Advisor Class. Advisor Class shares are currently bearing expenses of .50% of average daily net assets.

   The net asset value of each fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. If market quotations are not readily available, securities and other assets are valued by

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies -- (cont'd)

another method that the Board of Directors believes accurately reflects fair value. Debt that will mature in 60 days or less is valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

   When a fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the fund realizes a gain or loss equal to the amount of the premium received or paid. When the fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.

   The books and records of the funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The funds do not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The funds isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

   The funds may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates) information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies -- (cont'd)

   The International Equity, the International Small Company and the Emerging Markets Funds' investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the portfolio to operational and other risks as well. Some countries may have restrictions that could limit the portfolio's access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the portfolio to increased volatility or substantial declines in value.

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution, shareholder servicing fees and transfer agent fees) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares. Effective November 1, 1998, class specific expenses no longer include transfer agent fees; accordingly these fees will be allocated proportionately based upon the relative net asset value of outstanding shares. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually for all funds. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   No provision is made for federal taxes as it is each fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies -- (cont'd)

   Costs incurred in connection with organization and offering of shares have been deferred and are being amortized over a period of five years and one year, respectively, from the date each fund commenced its operations.

   Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other funds advised by Warburg Pincus Asset Management, Inc., the funds investment adviser (Warburg) (collectively the Warburg Funds), transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the funds' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   The funds have an arrangement with their transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense.

   For the six months ended April 30, 1999, the funds received credits or reimbursements under this arrangement as follows:

           Fund                                                 Amount
           ----                                                --------
           Major Foreign Markets                               $ 1,039
           International Equity                                 28,357
           International Small Company                              61
           Emerging Markets                                      1,093
           Global Post-Venture Capital                              86

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

2. Investment Adviser, Co-Administrators and Distributor

   Warburg, which is indirectly controlled by Warburg, Pincus & Co., serves as each fund's investment adviser. On February 15, 1999, Warburg Pincus & Co. and Credit Suisse Group announced that they reached an agreement for Credit Suisse to acquire Warburg. Under the terms of the arrangement, no immediate changes are planned to Warburg investment portfolio managers and investment professionals. The Warburg Pincus funds' Board of Directors and shareholders have approved the "assignment" of each fund's current investment advisory agreement with Warburg. The transaction is expected to be completed in mid-1999. For its investment advisory services, Warburg is entitled to receive the following fees computed daily and payable monthly based on each fund's average daily net assets:

     Fund                                                 Annual Rate
     ------                                    ---------------------------------
     Major Foreign Markets                     1.00% of average daily net assets
     International Equity                      1.00% of average daily net assets
     International Small Company               1.10% of average daily net assets
     Emerging Markets                          1.25% of average daily net assets
     Global Post-Venture Capital               1.25% of average daily net assets

   For the six months ended April 30, 1999, investment advisory fees, waivers and reimbursements were as follows:

                                    Gross                         Net            Expense
     Fund                        Advisory Fee    Waiver      Advisory Fee     Reimbursements
     ----                        ------------   ---------    ------------     --------------
     Major Foreign Markets       $  253,022     $(112,618)   $  140,404          $     0
     International Equity         6,895,113             0     6,895,113                0
     International Small Company     12,727       (12,727)            0          (25,365)
     Emerging Markets               362,889      (222,141)      140,748                0
     Global Post-Venture Capital     26,314       (26,314)            0          (31,933)

   Abbott Capital Management, LLC (Abbott) serves as sub-investment adviser for the Global Post-Venture Fund's assets invested in U.S. or foreign private limited partnerships or other investment funds (Private Fund Investments). Pursuant to the sub-advisory agreement between Abbott and Warburg, Abbott is entitled to a quarterly fee from Warburg at the annual rate of 1.00% of the value of the fund's Private Fund Investments as of the end of each calendar quarter. No compensation is paid by the Global Post-Venture Capital Fund to Abbott for its sub-investment advisory services.

   Counsellors Funds Service, Inc. (CFSI), a wholly-owned subsidiary of Warburg, and PFPC, Inc. (PFPC), an indirect, wholly-owned subsidiary of PNC Bank Corp.
(PNC), serve as each fund's co-administrators. For its administrative services, CFSI currently receives a fee calculated at an annual rate of .10% of each fund's average daily net assets.

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

2. Investment Adviser, Co-Administrators and Distributor -- (cont'd)

   For the six months ended April 30, 1999, administrative services fees earned by CFSI were as follows:

     Fund                                              Co-Administration Fee
     ----                                              ---------------------
     Major Foreign Markets                                  $ 25,302
     International Equity                                    689,511
     International Small Company                               1,157
     Emerging Markets                                         29,031
     Global Post-Venture Capital                               2,105

   For administrative services, PFPC currently receives a fee calculated at an annual rate of .12% on each fund's first $250 million in average daily net assets, .10% on the next $250 million in average daily net assets, .08% on the next $250 million in average daily net assets and .05% of the average daily net assets over $750 million.

   For the six months ended April 30, 1999, administrative service fees earned and voluntarily waived by PFPC (including out of pocket expenses) were as follows:

                                                                                 Net
     Fund                     Co-Administration Fee     Waiver          Co-Administration Fee
     ----                     ---------------------     ------          ---------------------
     Major Foreign Markets       $   38,563            $(30,363)             $   8,200
     International Equity           543,111                   0                543,111
     International Small Company      1,888              (1,388)                   500
     Emerging Markets                40,348             (16,508)                23,840
     Global Post-Venture Capital      4,386              (2,526)                 1,860

   Counsellors Securities Inc. (CSI), also a wholly-owned subsidiary of Warburg, serves as each fund's distributor. No compensation is paid by the International Equity Fund to CSI for distribution services. For its shareholder servicing and distribution services, CSI receives a fee at an annual rate of .25% of the average daily net assets of each fund's Common Class (other than the International Equity Fund) pursuant to a shareholder servicing and distribution plan adopted by each fund pursuant to Rule 12b-1 under the 1940 Act. On February 6, 1998, the Board of Directors of the Major Foreign Markets Fund approved suspension of its fee. For its shareholder servicing and distribution services, CSI receives a fee at an annual rate of .50%, of the average daily net assets of the International Equity, the Emerging Markets, and the Global Post-Venture Capital Funds' Advisor Class pursuant to distribution plan adopted by each fund pursuant to Rule 12b-1 under the 1940 Act.

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

2. Investment Adviser, Co-Administrators and Distributor -- (cont'd)

   For the six months ended April 30, 1999, shareholder servicing and distribution fees earned by CSI were as follows:

                                                          Shareholder Servicing/
         Fund                                                Distribution Fee
         ----                                             ---------------------
         InternationalEquity Fund
          Advisor Class                                         $701,338
                                                                ========
         International Small Company Fund
          Common Class                                           $ 2,893
                                                                 =======
         Emerging Markets Fund
          Common Class                                          $ 72,558
          Advisor Class                                               40
                                                                --------
                                                                $ 72,598
                                                                ========
         Global Post-Venture Capital Fund
          Common Class                                          $  5,261
          Advisor Class                                                1
                                                                --------
                                                                $  5,262
                                                                ========

3. Line of Credit

   The funds, together with certain other Warburg funds, have established committed and uncommitted lines of credit facilities with PNC for temporary or emergency purposes primarily relating to unanticipated fund share redemptions. Under the terms of the committed line of credit, the Warburg funds with access to the facility pay a comittment fee at a rate of .07% per annum on the average daily balance of the line of credit, which is undisbursed and uncanceled during the preceding quarter. In addition, the Warburg funds will pay interest on borrowings at the bank's base rate plus .45%. Under the terms of the uncommitted lines of credit, the Warburg funds will pay interest on borrowings at the bank's base rate plus .55%. Aggregate borrowings for each fund under the committed and uncommitted lines of credit with PNC may not exceed the lowest of (a) thirty-three and one-third percent (33 1/3%) of the assets of such fund, for any fund that does not invest at least sixty-five percent (65%) of its assets in international equity or fixed income securities (an International Fund) and twenty-five percent (25%) of the assets of any fund that is an International fund or (b) the maximum amount permitted by such fund's investment policies and restrictions. At April 30, 1999 and during the six months ended April 30,

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

3. Line of Credit -- (cont'd)

1999, the following funds had borrowings under the lines of credit agreement:

                                                   Average      Maximum         Loan
                                Average Daily     Interest     Daily Loan    Outstanding
     Fund                        Loan Balance       Rate %    Outstanding    at 04/30/99
     ----                        -------------    ---------   -----------    ------------
     Major Foreign Markets        $   57,745         5.23     $ 2,889,000     $    0
     International Equity          4,021,855         5.40      65,819,000          0
     International Small Company       8,553         5.22         563,000          0
     Emerging Markets                 30,668         5.30       2,182,000          0
     Global Post-Venture Capital       1,345         5.38         259,000          0

4. Investments in Securities

   For the six months ended April 30, 1999, purchases and sales of investment securities (excluding short-term investments) were as follows:

     Fund                                      Purchases           Sales
     ----                                     ------------    --------------
     Major Foreign Markets                    $ 51,296,187    $   38,947,622
     International Equity                      819,383,728     1,316,362,763
     International Small Company                 8,503,280         6,768,145
     Emerging Markets                           62,429,968        62,253,602
     Global Post-Venture Capital                 5,984,138         6,325,801

   At April 30, 1999, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                                                                 Net Unrealized
                                   Unrealized      Unrealized     Appreciation
     Fund                         Appreciation    Depreciation   (Depreciation)
     ----                         ------------    -------------  -------------
     Major Foreign Markets        $  7,741,615    $ (1,202,945)   $ 6,538,670
     International Equity          221,158,037     (33,518,974)   187,639,063
     International Small Company       474,392        (109,297)       365,095
     Emerging Markets               12,794,750      (1,718,752)    11,075,998
     Global Post-Venture Capital     1,185,152        (203,849)       981,303

5. Equity Swap Transactions

   The International Equity and the Emerging Markets Funds each entered into equity swap agreements dated January 7, 1999, January 8, 1999 and January 11, 1999. Each fund paid a notional amount plus a 1.25% upfront fee for a basket of Singapore local common stocks. The initial notional amount represented the then-current market value of the common stock. The notional amount is marked-to-market daily. The swap agreements expire on

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

5. Equity Swap Transactions -- (cont'd)

January 8, 2001, but are terminable by either party on one business day's notice. The final notional amount at termination will be the average execution price of unwinding the counterparty's hedge for the swap (the sale of the basket of common stocks) at termination. Each fund will receive the final notional amount, less a 1.25% fee, five business days after the termination date.

   During the term of the equity swap agreements, each fund is entitled to dividends on the stock less a dividend withholding tax of 26% and a 1% procesisng fee (not to exceed $1,000). Each fund should recognize the net dividend amount received as dividend income on the ex-dividend date and will receive each dividend five business days after the payment date. In addition, a fund may instruct the counterparty regarding participation in any rights offerings of the common stock, in exchange for the subscription price plus a
 .075% fee to the counterparty.

   At April 30, 1999, the International Equity Fund had the following open equity swap agreements:

                                      Market          Notional      Unrealized
                                      Value            Amount      Appreciation
                                    -----------     -----------    ------------
     Basket 1                       $ 9,113,892     $ 6,791,945     $2,321,947
     Basket 2                         2,336,587       1,859,049        477,538
     Basket 3                         7,415,889       6,499,780        916,109
                                    -----------     -----------     ----------
                                    $18,866,368     $15,150,774     $3,715,594
                                    ===========     ===========     ==========

   At April 30, 1999, the Emerging Markets Fund had the following open equity swap agreements:

                                        Market         Notional      Unrealized
                                         Value          Amount      Appreciation
                                       --------        --------     ------------
     Basket 1                          $376,689        $280,721       $ 95,968
     Basket 2                            96,565          76,831         19,734
     Basket 3                           306,343         268,523         37,820
                                       --------        --------       --------
                                       $779,597        $626,075       $153,522
                                       ========        ========       ========

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

6. Capital Share Transactions

   Each fund, except the Global Post-Venture Capital Fund, is authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which two billion shares of each fund are classified as the Advisor Class. The Global Post-Venture Capital Fund is authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are classified as the Advisor Class.


                                             MAJOR FOREIGN
                                                 MARKETS
                                                   FUND
                                       ----------------------------
                                        Six Months       For the
                                           Ended        Year Ended
                                      April 30, 1999    October 31,
                                       (Unaudited)          1998
                                      --------------   ------------
Shares sold                               1,928,693       4,210,721
Shares issued to shareholders on
  reinvestment of dividends                  34,324          21,323
Shares redeemed                          (1,154,159)     (1,044,813)
                                       ------------    ------------
Net increase in shares outstanding          808,858       3,187,231
                                       ============    ============
Proceeds from sale of shares           $ 22,080,775    $ 48,022,233
Reinvested dividends                        381,678         211,520
Net asset value of shares redeemed      (13,151,083)    (11,568,572)
                                      -------------    ------------
Net increase  from capital share
  transactions                        $   9,311,370    $ 36,665,181
                                      =============    ============


                                                         INTERNATIONAL EQUITY FUND
                                               Common Class                    Advisor Class
                                     --------------------------------  ------------------------------
                                        Six Months        For the        Six Months        For the
                                          Ended         Year Ended         Ended         Year Ended
                                      April 30, 1999    October 31,    April 30, 1999     October 31,
                                       (Unaudited)          1998         (Unaudited)         1998
                                     ---------------  ---------------   -------------   -------------
Shares sold                               31,902,685       49,208,088       1,084,637       2,638,046
Shares issued to shareholders on
  reinvestment of dividends                        0       16,336,304               0       3,778,779
Shares redeemed                          (59,139,033)     (99,781,019)     (5,753,583)    (12,548,585)
                                     ---------------   --------------   -------------   -------------
Net decrease in shares outstanding       (27,236,348)     (34,236,627)     (4,668,946)     (6,131,760)
                                     ===============  ===============   =============   =============
Proceeds from sale of shares         $   562,921,365  $   896,359,095   $  18,547,791   $  49,230,407
Reinvested dividends                               0      272,489,395               0      62,614,371
Net asset value of shares redeemed    (1,046,996,922)  (1,826,723,786)   (101,054,273)   (228,193,356)
                                     ---------------   --------------   -------------   -------------
Net decrease from capital share
  transactions                       $  (484,075,557) $  (657,875,296)  $ (82,506,482)  $(116,348,578)
                                     ===============  ===============   =============   =============

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

6. Capital Share Transactions -- (cont'd)

                                                INTERNATIONAL SMALL COMPANY FUND
                                               ------------------------------------
                                                                  For the Period
                                                 Six Months         May 29, 1998
                                                   Ended         (Commencement of
                                               April 30, 1999   Operations) through
                                                (Unaudited)      October 31, 1998
                                               -------------   --------------------
Shares sold                                         243,155            146,577
Shares issued to shareholders on reinvestment
  of dividends                                            0                  0
Shares redeemed                                    (120,793)           (12,256)
                                                -----------        -----------
Net increase in shares outstanding                  122,362            134,321
                                                ===========        ===========
Proceeds from sale of shares                    $ 3,532,792        $ 1,465,804
Reinvested dividends                                      0                  0
Net asset value of shares redeemed               (1,784,215)          (101,510)
                                                -----------        -----------
Net increase from capital share transactions    $ 1,748,577        $ 1,364,294
                                                ===========        ===========




                                                               EMERGING MARKETS FUND
                                                       Common Class                 Advisor Class
                                             ------------------------------  ---------------------------
                                              Six Months         For the       Six Months      For the
                                                 Ended         Year Ended         Ended       Year Ended
                                             April 30, 1999    October 31,   April 30, 1999   October 31,
                                               (Unaudited)        1998         (Unaudited)       1998
                                             -------------    -------------  --------------  ------------
Shares sold                                      8,706,684       13,544,543            1         235,380
Shares issued to shareholders on
  reinvestment of dividends                              0          582,196            0           1,113
Shares redeemed                                 (8,970,786)     (19,392,450)      (1,941)       (256,959)
                                              ------------    -------------     --------    ------------
Net decrease in shares outstanding                (264,102)      (5,265,711)      (1,940)        (20,466)
                                              ============    =============     ========     ===========
Proceeds from sale of shares                  $ 59,713,094    $ 118,390,331        $   4     $ 1,967,876
Reinvested dividends                                     0        5,373,673            0          10,321
Net asset value of shares redeemed             (60,724,632)    (172,692,012)     (12,389)     (2,218,983)
                                              ------------    -------------     --------     -----------
Net decrease from capital share transactions  $ (1,011,538)   $ (48,928,008)    $(12,385)    $  (240,786)
                                              ============    =============     ========     ===========

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

6. Capital Share Transactions -- (cont'd)

                                                           GLOBAL POST-VENTURE CAPITAL FUND
                                                      Common Class                Advisor Class
                                             ---------------------------   ------------------------------
                                               Six Months      For the       Six Months        For the
                                                   Ended     Year Ended         Ended         Year Ended
                                             April 30, 1999   October 31,  April 30, 1999     October 31,
                                               (Unaudited)      1998         (Unaudited)         1998
                                             ------------    ----------    --------------   --------------
Shares sold                                        33,771       131,789            0                0
Shares issued to shareholders on
  reinvestment of dividends                           971        10,620            0                4
Shares redeemed                                   (68,832)      (81,397)           0                0
                                                ---------    ----------        -----             ----
Net increase (decrease) in shares outstanding     (34,090)       61,012            0                4
                                                =========    ==========        =====             ====
Proceeds from sale of shares                    $ 450,809    $1,626,747           $0              $ 0
Reinvested dividends                               11,069       108,115            4               40
Net asset value of shares redeemed               (891,758)     (915,348)           0                0
                                                ---------    ----------        -----             ----
Net increase (decrease) from capital
  share transactions                            $(429,880)   $  819,514           $4              $40
                                                =========    ==========        =====             ====

7. Liabilities

   At April 30, 1999, each fund had the following affiliated and investment related liabilities:

                                                  Major                 International
                                                 Foreign                    Small      Emerging       Global
                                                 Markets   International   Company      Markets    Post-Venture
                                                   Fund     Equity Fund     Fund          Fund      Capital Fund
                                                ---------   ------------ ------------   ----------   -----------
Payable for securities purchased (at value)      $246,759    $7,915,692    $286,352     $6,968,632    $150,108
Administration services fee payable                 4,497        98,920         354          5,006         392
Investment advisory fee payable                    24,292       989,205           0         36,451           0
Distribution fee payable                                0        44,238           0         13,015         981

8. Net Assets

   At April 30, 1999, capital contributions, undistributed net investment income, accumulated net realized gain (loss) from security transactions and current period distribution have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency and equity swap transactions. The Major Foreign Markets Fund, the International Equity Fund, the International Small Company Fund, the Emerging Markets Fund, and the Global Post-Venture Capital Fund reclassified $69,537, $2,561,168, $2,977, $605,774 and $13,626, respectively, from accumulated net realized loss on security transactions and foreign currency related items to undistributed net investment income. The International Small Company Fund, the Emerging Markets Fund and the

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

8. Net Assets -- (cont'd)

Global Post-Venture Capital Fund reclassified $850, $174,547 and $22,765, respectively, from accumulated net investment loss to capital contributions. Net investment income, net realized gain (loss) on investments and net assets were not affected by this reclassification.

   Net assets at April 30, 1999, consisted of the following:

                                         Major                        International                    Global
                                        Foreign        International      Small         Emerging    Post-Venture
                                        Markets           Equity         Company        Markets        Capital
                                          Fund             Fund            Fund           Fund           Fund
                                      -----------     --------------    ----------    ------------   ------------
Capital contributed, net              $50,693,140     $1,130,170,824    $3,209,630    $132,757,000    $2,944,463
Undistributed net investment income       233,438          2,533,392             0               0             0
Accumulated net realized gain (loss)
  from security transactions           (3,643,472)      (162,125,913)      858,424     (74,538,696)      956,214
Net unrealized appreciation
  (depreciation) from investments and
  foreign currency related items        6,577,357        189,565,680       365,788      10,890,326       981,448
                                      -----------     --------------    ----------    ------------    ----------
Net assets                            $53,860,463     $1,160,143,983    $4,433,842    $ 69,108,630    $4,882,125
                                      ===========     ==============    ==========    ============    ==========


9. Capital Loss Carryover

   At April 30, 1999, capital loss carryovers available to offset possible future capital gains of each fund were as follows:

                                                          Capital Loss Carryover
           Fund                                              Expiring in 2006
           ----                                          -----------------------
           Major Foreign Markets                                $ 2,537,058
           International Equity                                 181,861,023
           International Small Company                               43,204
           Emerging Markets                                      63,924,245

10. Other Financial Highlights

   Each fund (except the Major Foreign Markets Fund and the International Small Company Fund) currently offers one other class of shares, the Advisor Class, representing equal prorata interests in each of the funds. The financial highlights for an Advisor Class share of each fund are as follows:

Warburg Pincus International Equity Funds
Notes to Financial Statements
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

10. Other FinancialHighlights -- (cont'd)


                                                              International Equity Fund
                                     --------------------------------------------------------------------
                                                                    Advisor Class
                                     ---------------------------------------------------------------------
                                       For the Six
                                      Months Ended               For the Year Ended October 31
                                      April 30, 1999  ----------------------------------------------------
                                        (Unaudited)    1998       1997       1996      1995        1994
                                      -------------- --------   --------  ---------  ---------   ---------
PERIOD ENDED:
Per-share data
  Net asset value, beginning of period     $ 16.47    $ 20.54    $ 20.50    $ 19.16    $ 20.38    $  16.91
                                          --------   --------   --------   --------   --------    --------
Investment activities:
  Net investment income (loss)               (0.41)      0.04(a)    0.04       0.18        0.03       0.16
  Net gains or losses on investments
    and foreign currency related items
    (both realized and unrealized)            2.03      (1.36)      0.78       1.68      (0.67)       3.35
                                          --------   --------   --------   --------   --------    --------
      Total from investment activities        1.62      (1.32)      0.82       1.86      (0.64)       3.51
                                          --------   --------   --------   --------   --------    --------
Distributions:
  From net investment income                  0.00      (0.03)     (0.04)     (0.52)     (0.05)       0.00
  From realized capital gains                 0.00      (2.72)     (0.74)      0.00      (0.53)      (0.04)
                                          --------   --------   --------   --------   --------    --------
      Total distributions                     0.00      (2.75)     (0.78)     (0.52)     (0.58)      (0.04)
                                          --------   --------   --------   --------   --------    --------
Net asset value, end of period             $ 18.09    $ 16.47    $ 20.54    $ 20.50    $ 19.16     $ 20.38
                                           =======   ========   ========   ========   ========    ========
Total return                                  9.84%     (6.49)%     4.04%      9.89%     (3.04)%     20.77%
Ratios and supplemental data:
Net assets, end of period (000s omitted)  $245,422   $300,266   $500,473   $500,465   $317,736    $199,404
    Ratio of expenses to average
      net assets                              1.93%*@    1.76%@     1.76%@     1.81%@     1.89%       1.94%
    Ratio of net income or loss to
      average net assets                       .39%*      .21%       .15%       .18%       .20%       (.29)%
Portfolio turnover rate                      60.28%     95.44%     61.80%     32.49%     32.24%      17.02%


--------------------------------------------------------------------------------
(a) Per share information is calculated using the average shares outstanding method.
 @ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the net expense ratio by .01%, .00%, .00% and .01%, for the six months ended April 30, 1999 and the years ended October 31, 1998, 1997 and 1996, respectively. The operating expense ratio after reflecting these arrangements were 1.92%, 1.76%, 1.76% and 1.80% for the six months ended April 30, 1999 and the years ended October 31, 1998, 1997 and 1996, respectively.
+   Non annualized.
*   Annualized.

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

10. Other Financial Highlights -- (cont'd)


                                                 Emerging Markets Fund
                                     -----------------------------------------------------
                                                         Advisor Class
                                     -----------------------------------------------------
                                       For the Six
                                      Months Ended     For the Year Ended October 31,
                                     April 30, 1999  -------------------------------------
                                       (Unaudited)    1998       1997      1996     1995**
                                     -------------  --------    -------   -------   ------
PERIOD ENDED:
Per-share data
  Net asset value,
    beginning of period                  $ 6.44      $ 10.87    $ 12.21   $ 11.30   $10.00
                                       --------     --------    -------   -------   ------
Investment activities:
  Net investment income (loss)            (0.75)        0.21       0.00     (0.08)    0.14
  Net gains or losses on
    investments and foreign
    currency related items
    (both realized and unrealized)         1.91        (4.16)     (1.33)     1.11     1.19
                                       --------     --------    -------   -------   ------
      Total from investment activities     1.16        (3.95)     (1.33)     1.03     1.33
                                       --------     --------    -------   -------   ------
Distributions:
  From net investment income               0.00        (0.04)      0.00     (0.05)   (0.03)
  From realized capital gains              0.00        (0.44)     (0.01)    (0.07)    0.00
                                       --------     --------    -------   -------   ------
      Total distributions                  0.00        (0.48)     (0.01)    (0.12)   (0.03)
                                       --------     --------    -------   -------   ------
Net asset value, end of period           $ 7.60       $ 6.44    $ 10.87   $ 12.21   $11.30
                                       ========     ========    =======   =======   ======
Total return                              18.01%+     (37.71)%   (10.94)%    9.20%   13.29%+

Ratios/Supplemental Data:
Net assets, end of period
  (000s omitted)                          $  16        $  26     $  266   $   149    $   1
    Ratio of expenses to
      average net assets                   1.90%*@      1.90%@     1.90%@    1.90%@   1.22%*
    Ratio of net income (loss) to
      average net assets                   1.08%*       1.01%      (.09)%    (.57)%   1.76%*
    Decrease reflected in above operating
      expense ratios due to waivers/
      reimbursements                        .86%*        .94%       .58%      .65%   16.36%*
Portfolio turnover rate                  110.76%+     125.59%     92.48%    61.84%   57.76%+

--------------------------------------------------------------------------------
** For the period December 30, 1994 (commencement of operations) through October
   31, 1995.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.
+  Non annualized.
*  Annualized.

Warburg Pincus International Equity Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

10. Other Financial Highlights -- (cont'd)

                                                       Global Post-Venture Capital Fund
                                                 ----------------------------------------------
                                                                 Advisor Class
                                                 ----------------------------------------------
                                                   For the Six
                                                  Months Ended   For the Year Ended October 31,
                                                 April 30, 1999  ------------------------------
                                                   (Unaudited)      1998       1997    1996**
                                                   -----------     ------     ------   ------
PERIOD ENDED:
Per-share data
    Net asset value, beginning of period              $10.46       $11.11     $ 9.85   $10.00
                                                      ------       ------     ------   ------
Investment activities:
    Net investment loss                                (0.02)       (0.15)     (0.15)    0.00
    Net gains or losses on investments and foreign
      currency related items (both realized
      and unrealized)                                   5.05        (0.11)      1.41    (0.15)
                                                      ------       ------     ------   ------
      Total from investment activities                  5.03        (0.26)      1.26    (0.15)
                                                      ------       ------     ------   ------
Distributions:
    From net investment income                          0.00        (0.28)      0.00     0.00
    From realized capital gains                        (0.03)       (0.11)      0.00     0.00
                                                      ------       ------     ------   ------
      Total distributions                              (0.03)       (0.39)      0.00     0.00
                                                      ------       ------     ------   ------
Net asset value, end of period                        $15.46       $10.46     $11.11   $ 9.85
                                                      ======       ======     ======   ======
Total return                                           48.25%+      (2.31)%    12.79%   (1.50)%+

Ratios and supplemental data
Net assets, end of period (000s omitted)                $  2       $    1     $    1   $    6
    Ratio of expenses to average net assets             1.57%*@      1.90%@     1.90%@   1.90%*@
    Ratio of net income (loss) to average net assets    3.22%*      (1.26)%    (1.15)%   (.78)%*
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements              2.63%*      45.95%     11.16%   22.23%*
Portfolio turnover rate                               140.24%+     186.67%    207.25%    5.85%+

--------------------------------------------------------------------------------
** For the period September 30, 1996 (commencement of operations) through
   October 31, 1996.
 @ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements had no effect on the fund's expense ratio.
+  Non annualized.
*  Annualized.

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                              WARBURG PINCUS FUNDS

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                  800-WARBURG (800-927-2874) o WWW.WARBURG.COM

COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           WPISF-3-0499